ANNUAL
REPORT

SMALL CAP FUND                       (LOGO)                       MID CAP FUND
INTERNATIONAL FUND                                        SMALL CAP VALUE FUND

                                 ARTISAN FUNDS
                                 JUNE 30, 1999

--------------------------------------------------------------------------------
Dear Fellow Shareholders,

Thank you for investing with Artisan Funds. We're pleased to send you this annual report, covering the Funds' activities for our fiscal year, July 1, 1998 through June 30, 1999.

The resourcefulness of our portfolio managers was rewarded as our fiscal year ended. Congratulations to Mark Yockey and the Artisan International Fund team as the Fund achieved the highest rating awarded by Morningstar, a 5-star (*****) rating, for the overall and 3-year periods ended June 30, 1999 among the 987 funds in its foreign stock fund category. Andy Stephens, our Mid Cap Fund manager, produced impressive actual and relative returns. Small Cap Value Fund, led by Scott Satterwhite, garnered attractive relative results. And, Artisan Small Cap Fund was bolstered when Marina Carlson joined Carlene Murphy Ziegler as co-manager.

We note that the markets broadened as our fiscal year was ending, affirming, we believe, that market cycles haven't disappeared. Whatever the investing environment, our portfolio managers have proven themselves very capable. As we've stated many times, "We believe that experienced, active managers employing high-value-added strategies can provide outstanding returns over time."

If you have questions about this report, or need additional information on our Funds, please call us at 1-800-344-1770. An Artisan Funds representative will be happy to help you.

Again, thank you for investing with Artisan Funds. We value your confidence in us.


Sincerely,

/s/Andrew A. Ziegler

Andrew A. Ziegler
Chairman

Performance information is historical and does not guarantee future results. International, small-cap and mid-cap investments involve special risks, which are discussed in the prospectus. Please read the prospectus carefully before you invest or send money. Investment return and principal value of an investment in the Funds will fluctuate and on redemption may be worth more or less than an investor's cost. The average annual total return of Artisan International's International Shares for the one-year period ended June 30, 1999, and for the life of the Fund (December 28, 1995) through June 30, 1999, was 17.38% and 24.01%, respectively. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/99. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

ARTISAN
FUNDS

Table of Contents

LETTERS TO SHAREHOLDERS
   Small Cap Fund               2
   International Fund           8
   Mid Cap Fund                14
   Small Cap Value Fund        20

SCHEDULES OF INVESTMENTS
   Small Cap Fund              26
   International Fund          30
   Mid Cap Fund                35
   Small Cap Value Fund        39

STATEMENTS OF
ASSETS AND LIABILITIES         44

STATEMENTS OF OPERATIONS       45

STATEMENTS OF
CHANGES IN NET ASSETS          46

FINANCIAL HIGHLIGHTS           48

NOTES TO
FINANCIAL STATEMENTS           50

INDEPENDENT
ACCOUNTANT'S REPORT            57

ARTISAN FUNDS
C/O BOSTON FINANCIAL DATA SERVICES
P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call (800) 344-1770 for a free prospectus. Read it carefully before you invest or send money.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

ARTISAN
SMALL CAP FUND

Letter to Shareholders - August 20, 1999

THE FUND'S PERFORMANCE
Artisan Small Cap Fund's fiscal year concluded positively as the Fund gained 12.8% for the quarter ending June 30, 1999, benefiting, we believe, from our repositioning of the Fund's portfolio. This repositioning began in 1998 and in March the portfolio was reviewed again when Marina Carlson joined the team as co-manager of the Fund.

             COMPARATIVE QUARTERLY PERFORMANCE

             ARTISAN       RUSSELL       LIPPER SMALL
         SMALL CAP FUND  2000 INDEX     CAP FUND INDEX
03/28/95   $10,000.00     $10,000.00     $10,000.00
06/30/95   $11,520.00     $10,961.79     $10,895.63
09/30/95   $12,650.00     $12,044.36     $12,257.69
12/31/95   $13,283.00     $12,305.44     $12,427.03
03/31/96   $14,059.02     $12,933.35     $13,128.04
06/30/96   $14,784.64     $13,580.30     $14,170.31
09/30/96   $14,159.80     $13,626.24     $14,348.86
12/31/96   $14,857.94     $14,335.13     $14,212.19
03/31/97   $14,149.90     $13,593.88     $12,873.76
06/30/97   $16,459.20     $15,797.49     $15,062.56
09/30/97   $18,626.89     $18,148.64     $17,359.24
12/31/97   $18,226.31     $17,540.90     $16,346.52
03/31/98   $19,565.91     $19,305.30     $18,098.56
06/30/98   $18,883.22     $18,405.28     $17,400.24
09/30/98   $13,976.03     $14,697.40     $13,677.49
12/31/98   $15,770.73     $17,094.44     $16,206.75
03/31/99   $13,891.24     $16,167.17     $15,441.44
06/30/99   $15,671.81     $18,681.40     $17,734.25

ARTISAN SMALL CAP FUND
AVERAGE ANNUAL TOTAL RETURNS
One Year:         -17.01%
Since Inception:   11.11%


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                      1995                    1996                        1997                       1998                 1999
QUARTERLY      --------------------------------------------------------------------------------------------------------------------
PERFORMANCE    6/95   9/95  12/95   3/96   6/96  9/96   12/96  3/97   6/97   9/97  12/97   3/98   6/98  9/98   12/98  3/99  6/99
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ARTISAN SMALL
CAP FUND       15.2%  9.8%   5.0%   5.8%   5.2%  -4.2%   4.9%  -4.8%  16.3% 13.2%  -2.2%   7.3%  -3.5% -26.0%  12.8% -11.9%  12.8%
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Russell
2000 Index      9.6%  9.9%   2.2%   5.1%   5.0%   0.3%   5.2%  -5.2%  16.2% 14.9%  -3.3%  10.1%  -4.7% -20.1%  16.3%  -5.4%  15.6%
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Lipper Small
Cap Fund Index  9.0% 12.5%   1.4%   5.6%   7.9%   1.3%  -1.0%  -9.4%  17.0% 15.2%  -5.8%  10.7%  -3.9% -21.4%  18.5%  -4.7%  14.8%
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PERFORMANCE DATA REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATION, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 Index and the Lipper Small Cap Fund Index. The Russell 2000 Index is an unmanaged, market-weighted index of 2000 small companies. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

The Fund also posted an identical 12.8% gain for the quarter ending December 31, 1998. However, these double-digit gains and a positive trend weren't enough to overcome the substantial discounting of small-caps by the markets that for the 12-month period left the Fund with a decline of 17.01%.

For the fiscal year, the Fund's benchmark, the Russell 2000 Index, gained 1.50%, and its peer group, the Lipper Small Cap Fund Index, gained 1.92%. In contrast, the market's unequivocal preference for large, liquid companies pushed the S&P 500 Index to gain 22.77% over the same period.<F1>

TWELVE MONTH REVIEW
We attribute our under-performance to several factors. One was our bias toward smaller market caps. The markets did not favor them. The markets favored large-caps as shown by a comparison of the S&P 500 Index return to the return of the Russell and Lipper indexes discussed earlier. The capitalization size relationship even was evident in the small-cap universe. As tracked through the Russell 2000, the companies with the index's larger capitalizations performed better. We responded by increasing the Fund's median market cap during the year. It moved from $333 million on June 30, 1998, to $656 million on June 30, 1999. However, we have limits. Our process allows us to purchase companies with capitalizations up to $1 billion only, and mandates a sale when they reach $1.5 billion.

Our lack of exposure to internet stocks also hurt us. This small group of companies - 52 of the 2000 stocks in our index - rose meteorically during the year. If the gains from these securities were removed from the Russell Index, the index's performance would have declined 1.49% for the year ended June 30, 1999, instead of being up 1.50%. The Internet is exciting and viable. However, with few exceptions, Internet companies, particularly the highly publicized firms, do not fit our growth-at-a-reasonable-price model.

Internet issues aside, our growth-at-a-reasonable-price strategy was not rewarded during much of the fiscal year. The market continually displayed a fascination for rapidly growing companies trading at very high valuations, and with investors consistently paying a premium for predictable earnings growth.

Moreover, our search for attractive valuations resulted in the purchase of some lower quality companies that failed to meet our earnings expectations. In our opinion, this situation was exacerbated because of the market prejudice against small-caps. When they failed to meet market earnings expectations, these small-cap companies were punished more severely than we would have expected.

<F1>The S&P 500 Index, an unmanaged index of common stocks with dividends reinvested, is a market-weighted average of 500 large companies.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

Historically, our valuation discipline has enabled us to hold onto our gains in down markets, like the third quarter of `98, but this particular decline was liquidity-driven, and our relatively small market cap holdings hurt us. In the first quarter of `99, small-caps in general declined again, and the Internet stocks in our index accounted for most of its out-performance vs. our portfolio. The second quarter of `99 was quite a different story. After the Internet stocks reached their peak on April 13, our Fund outperformed the Russell 2000, rising 14.92% vs. 10.09%, through the period ending June 30, 1999.

As the Fund's relative weaknesses revealed themselves during the year, we took steps to strengthen and restructure the portfolio. To help reduce volatility, we sold characteristically small, less liquid and leveraged holdings. Conversely, we added larger companies with more predictability in their earnings growth. And we increased our focus on managements' ability to enhance shareholder value. An especially critical element in the mix was Marina Carlson, who joined the Fund as co-manager in March. Marina's focus on sustainable growth and return on invested capital, as well as her strong valuation discipline, proved invaluable in raising the quality of our holdings.

In the quarter ended June 30, we began to reap the rewards of this restructuring. Our restructuring efforts, coupled with a broadening in the market, resulted in much stronger fund performance. A number of our tech holdings rose over 20%. And takeover proposals increased, as strategic investors recognized the value we placed on these stocks. Most were taken over at significant premiums to their prevailing prices.

For the year as a whole, many of our stocks generated sizeable gains. The biggest winners are shown below, along with the stocks that most hurt our performance.

----------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                         TOP 5 LOSERS<F1>
----------------------------------------------------------------------------
SECURITY                        %       SECURITY                        %
----------------------------------------------------------------------------
Fingerhut                     142.9     Franchise Mortgage            -64.4
Jefferies Group                72.2     Tokheim                       -59.1
Galileo Technology             66.8     General Cable                 -42.1
Medical Manager                66.5     Healthcare Recoveries         -40.4
Talbots                        39.3     HealthCare Financial Partners -26.5
----------------------------------------------------------------------------

<F1> For the year ended June 30, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

We purchased each of the Top 5 Gainers at significant discounts to the highs they had reached in early `98. Fingerhut was later taken over by Federated at a premium. Brokerage stocks, including Jefferies Group, rallied from their very depressed levels of last summer. Galileo Technology rode the communications wave with its Ethernet switches. Medical Manager rose on a takeover by Synetic. And Talbots' sales improved thanks to renewed focus on its core customer.

Among our losers, Franchise Mortgage was a victim of the securitization market's collapse in 1998. Tokheim fell after making a very dilutive acquisition. General Cable was hurt by pricing pressure in the building wire market. And Healthcare Recoveries felt the increasing competitiveness of the subrogation business. All of these losses were exacerbated by the generally weak market for small-caps.

We added a number of new holdings, most notably in technology, energy and consumer services. The Sector Diversification chart on page 6 shows the changes between December 31, 1998 and June 30, 1999. One of the largest increases in weighting from 14.9% to 20.9% came in technology, where we focused on a few broad themes, including communications equipment and contract manufacturing. In energy, our weighting increased from 3.6% to 6.4%, as industry fundamentals improved. Consumer services, which grew to 24.2%, is a growing part of the economy and offers many above-average growth companies with attractive valuations. By our definition, consumer services encompass a range of industries, including retailing, restaurants, media, entertainment, lodging, education and personal care services.

A number of our sales for the year were related to repositioning the portfolio with larger, more liquid, and what we considered more stable holdings. Among the smaller, less-liquid holdings we sold were CTB International, Southern Energy Homes, PCD, International Comfort Products and Hastings Entertainment. We also reduced our exposure to financial and healthcare stocks because of deteriorating fundamentals and more attractive opportunities elsewhere. Among these sales were Silicon Valley Bancshares, Franchise Mortgage, Prime Medical Services and Healthcare Recoveries.

Though relieved that this year is finally behind us, we're greatly encouraged by the most recent quarter. We believe that the broadening out of the market after April 13 bodes well for small-caps in general and for our portfolio in particular. We're confident that our restructuring efforts will continue to serve us well, with a portfolio that's well positioned for the growth we hope to achieve.
                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

PORTFOLIO CHARACTERISTICS
On June 30, 1999, the Fund held 83 stocks diversified across virtually all major sectors of the economy. Our Top Ten holdings represented 18.3% of net assets, and our median market capitalization was $656 million up from $333 million last year. Based on 1999 estimates, our holdings had a median projected annual growth rate of 24%, well above their median P/E of 19x. In other words, we owned these stocks at a significant discount to the growth rate of the underlying companies. Moreover, the median price of our stocks was just 77% of our assessment of their intrinsic value.

----------------------------------------------------------------------------
                              TOP TEN HOLDINGS<F1>
----------------------------------------------------------------------------
COMPANY NAME                     %                                       %
----------------------------------------------------------------------------
HealthCare Financial
  Partners REIT, 144A           2.4     Penton Media                    1.7
----------------------------------------------------------------------------
CEC Entertainment               2.0     ShopKo Stores                   1.6
----------------------------------------------------------------------------
Wild Oats Markets               2.0     Morrison Health Care            1.6
----------------------------------------------------------------------------
AptarGroup                      2.0     ChoicePoint                     1.6
----------------------------------------------------------------------------
Community First Bankshares      1.8     Midwest Express Holdings        1.6
----------------------------------------------------------------------------
                                        TOTAL                         18.3%
----------------------------------------------------------------------------

<F1> As a percentage of total net assets as of June 30, 1999.

As you can see in the table below, the Fund's holdings on June 30, 1999, remained broadly diversified by economic sector. We attempt to have exposure to all industry sectors, and our research typically enables us to do so. We believe this approach helps to reduce volatility, yet places emphasis on picking stocks, which is where we seek to add the most value. As noted, our largest commitments are in consumer services and technology.

--------------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F2>
--------------------------------------------------------------------------------
                       WEIGHTING                            WEIGHTING
--------------------------------------------------------------------------------
SECTOR                 6/30/99 12/31/98   SECTOR               6/30/99 12/31/98
--------------------------------------------------------------------------------
Basic Materials          7.4      6.6     Real Estate
                                             Investment Trusts   3.4     2.9
--------------------------------------------------------------------------------
Capital Goods            3.2      2.0     Services
--------------------------------------      Business Services   10.2    10.3
Consumer Cyclical        0.0      1.5       Consumer Services   24.2    21.7
--------------------------------------------------------------------------------
Consumer Non-Cyclical    3.9      2.7     Technology            20.9    14.9
--------------------------------------------------------------------------------
Energy                   6.4      3.6     Transportation         3.8     1.8
--------------------------------------------------------------------------------
Financial                6.3      9.5     Utilities              1.2     1.6
--------------------------------------------------------------------------------
Healthcare               7.8     12.9     Other assets
                                            less liabilities     1.3     8.0
--------------------------------------------------------------------------------
                                          TOTAL                       100.0%
--------------------------------------------------------------------------------
<F2> As a percentage of total net assets as of June 30, 1999, and December 31,
     1998, respectively.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

OUTLOOK AND STRATEGY
Looking ahead, we see reasons for optimism.

- On a macro level, the economy continues to be strong, inflation and interest rates are still low, although they are beginning to move upward, and the economies of Asia and Latin America appear to be on the mend.

- The sustained strength of small-cap stocks in the most recent quarter might, at last, signal the end of market dominance by large-caps. To us, it would make sense. Relative to large-caps, small-caps are more attractively valued than they've been in a very long time.

- We wouldn't be at all surprised to see additional and perhaps accelerated takeover activity in the small-cap sector.

- On June 30, a number of Internet stocks were deleted from the Russell 2000 Index, our performance benchmark, because their market value grew beyond the index's capitalization parameters. We believe the Russell will now more accurately reflect a larger universe of small-cap securities because these stocks benefited from momentum investing that has cooled with the markets rotating to into more small- and mid-cap securities.

- The companies in our reconfigured portfolio offer better visibility of earnings, thus refining our research efforts and raising our comfort level. As we start the new fiscal year, we're pleased with managements' earnings projections.

We're also pleased with the results of our portfolio restructuring efforts. Nonetheless, we'll monitor closely, fine-tune as necessary and make those changes we believe will help to adapt and strengthen the Fund for better investment performance.

Thank you for your confidence.

Sincerely,

/s/Carlene Murphy Ziegler               /s/Marina T. Carlson

Carlene Murphy Ziegler                  Marina T. Carlson
Portfolio Manager                       Portfolio Manager

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

Letter to Shareholders - August 20, 1999

THE FUND'S PERFORMANCE
The Fund rose 17.38% for the twelve months ended June 30, 1999. The Fund's performance benchmark, the Morgan Stanley EAFE Index (EAFE) rose 7.62%; and its peer group, the Lipper International Fund Index (Lipper), returned 4.00%. Since inception, December 28, 1995, the Fund has an average annual return of 24.01% compared to 8.87% and 11.86% for EAFE and Lipper, respectively, through June 30, 1999. For the periods ended June 30, 1999, the Fund ranked #1 since inception (December 28, 1995) and #30 for one year, based on total return, out of 306 and 570 international funds, respectively, as tracked by Lipper Inc.

                     COMPARATIVE QUARTERLY PERFORMANCE

               ARTISAN                               LIPPER
           INTERNATIONAL FUND   EAFE INDEX    INTERNATIONAL FUND INDEX
12/28/95      $10,000.00        $10,000.00         $10,025.37
03/31/96      $10,910.00        $10,288.95         $10,467.28
06/30/96      $12,080.00        $10,451.74         $10,894.57
09/30/96      $12,220.00        $10,438.63         $10,902.89
12/31/96      $13,437.23        $10,604.70         $11,471.87
03/31/97      $14,153.48        $10,438.60         $11,756.05
06/30/97      $14,607.44        $11,793.25         $13,071.82
09/30/97      $14,839.46        $11,710.22         $13,322.30
12/31/97      $13,902.49        $10,793.24         $12,303.30
03/31/98      $16,714.22        $12,380.92         $14,128.57
06/30/98      $18,131.25        $12,512.37         $14,248.54
09/30/98      $14,716.77        $10,733.87         $12,000.45
12/31/98      $18,376.02        $12,951.55         $13,861.03
03/31/99      $20,439.33        $13,131.73         $14,038.65
06/30/99      $21,282.89        $13,465.42         $14,817.92


ARTISAN INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURNS
One Year:          17.38%
Since Inception:   24.01%


-----------------------------------------------------------------------------------------------------------------------------------
                                1996                            1997                            1998                     1999
QUARTERLY           ---------------------------------------------------------------------------------------------------------------
PERFORMANCE        3/96     6/96    9/96   12/96    3/97    6/97    9/97    12/97   3/98     6/98    9/98   12/98    3/99    6/99
-----------------------------------------------------------------------------------------------------------------------------------
ARTISAN
INTERNATIONAL FUND  9.1%   10.7%    1.2%   10.0%    5.3%     3.2%    1.6%   -6.3%   20.2%    8.5%  -18.8%   24.9%   11.2%     4.1%
-----------------------------------------------------------------------------------------------------------------------------------
EAFE Index          2.9%    1.6%   -0.1%    1.6%   -1.6%    13.0%   -0.7%   -7.8%   14.7%    1.1%  -14.2%   20.7%    1.4%     2.5%
-----------------------------------------------------------------------------------------------------------------------------------
Lipper International
Fund Index          4.4%    4.1%    0.1%    5.2%    2.5%    11.2%    1.9%   -7.6%   14.8%    0.8%  -15.8%   15.5%    1.3%     5.6%
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PERFORMANCE DATA REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENT ACCOUNTING METHODS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan International Fund on December 28, 1995 (the date the Fund began operations) with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds including Artisan International Fund. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index. All information on performance of the Artisan International Fund included in this report is for its International (retail) shares.

OUR INVESTMENT APPROACH
Before we review the fiscal year, let's briefly touch on our investment approach. International markets can provide investors with growth opportunities that are distinct from those available in the U.S. Some are created by political or economic change; others by business trends such as deregulation and privatization, corporate restructuring and consolidation or technological expansion.

The Fund looks to identify these attractive growth themes. The management team combines intensive fundamental analysis with extensive international travel to identify those companies that appear best positioned to capitalize on the identified themes. Among the criteria that management seeks to identify are:

     - Sustainable growth - 10% to 40% annually

     - Reasonable valuation - often defined as a P/E ratio at a discount to the expected growth rate

     - Strong industry presence - a dominant or accelerating position

     - Effective management - with a focus on shareholder value

TWELVE MONTH REVIEW
The Fund's fiscal year performance was gratifying, especially when we review some of the developments in the international markets. For example, during the fiscal year the Fund was proportionally more heavily weighted in Europe than in Asia when compared to EAFE. As it turned out, these relative weightings were hardly in our favor. Consider the following:

     - As we commented in our July 1999 Quarterly Update, individual Asian markets, Indonesia, Korea and Malaysia for example, outpaced many others in continental Europe such as the United Kingdom, Italy, France and Germany, during the past 12 months. One reason Europe trailed those markets was the moderate slowing in the rate of economic growth the region experienced throughout the year.

     - The Euro, Europe's new common currency, persistently declined in value relative to the U.S. dollar following its launch on January 1, 1999. Because we typically do not hedge currencies, a declining Euro had an unfavorable effect on Fund holdings.

Although these events were unfavorable to performance, the Fund was able to significantly outperform its index for the fiscal year through good stock-picking. As we've said in other reports, we're bottom-up investors and our country allocations are a residual of stock selection. Stock picking is where we add value and the foundation of stock selection is our own research.

Our research efforts paid off during the volatile periods. Unsettled conditions in emerging markets, primarily Russia, created turmoil in markets worldwide. So we reviewed our research and assessed our positions, replacing some of our less favored holdings such as Credit Suisse, and its exposure to Russia, with quality companies that had been beaten down. For example, we added companies such as Global Crossing, an international telecommunications company, and Axa, a financial

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND
services provider which were on our "Watch List" but had been priced too high. As the international markets rallied during the final quarter of 1998, we took profits selectively. The rapidity of the international market rebound that followed the sharp correction confirmed once again the futility of trying to time the markets in the short-term.

The international markets were mixed in early 1999 and the Fund benefited from its positions in telecom and financial services stocks. Also, the introduction of the Euro gave European markets a brief bounce as portfolio managers increased trading activity to rebalance their holdings. In March, the Fund's European holdings fared quite well even as European markets gave back some gains on news of slower European GNP growth rates and rising unemployment levels.

In April we added new positions in European telecom, banking and media companies despite reports of a macro-economic slowdown. We believe the markets are underestimating the ability of these and other European companies to grow their margins, such as U.S. companies did in the 1980's. Also, we took advantage of the weakness in Brazil to add to our Brazilian telecom holdings and increased our exposure in Asia.

Our stock selection process goes beyond the essential review of statistics and data when we review a security for the portfolio. Vital to our process are face-to-face meetings with company management, as well as their bankers, suppliers, customers and competitors. Such meetings are especially revealing in periods of uncertainty.

During the fiscal year, we made numerous trips to both Europe and Asia. We wanted first-hand confirmation that our investments were sound and that names on our prospect list deserved to be there. We were reassured by the information we gathered.

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                       REGION/COUNTRY ALLOCATION (%)<F1>
--------------------------------------------------------------------------------
REGION/COUNTRY              WEIGHTING     REGION/COUNTRY            WEIGHTING
--------------------------------------------------------------------------------
United Kingdom                   21.4     Japan                          4.9
France                            8.1     Australia                      2.3
Switzerland                       7.7     Singapore                      0.8
Italy                             7.6     New Zealand                    0.4
Netherlands                       6.0                                -------
Germany                           5.5        ASIA/PACIFIC TOTAL         8.4%
Sweden                            3.6     Brazil                         3.5
Spain                             2.7     Mexico                         2.3
Finland                           2.2                                -------
Austria                           0.7        LATIN AMERICA TOTAL        5.8%
Norway                            0.4     Canada                        13.1
Ireland                           0.3     Bermuda                        2.6
Portugal                          0.3                                -------
Luxembourg                        0.2        NORTH AMERICA TOTAL       15.7%
Poland                            0.2
Denmark                           0.1
                               ------
EUROPE TOTAL                    67.0%     OTHER ASSETS LESS LIABILITIES 3.1%

--------------------------------------------------------------------------------
                                          TOTAL                       100.0%
--------------------------------------------------------------------------------

<F1> As a percentage of total net assets as of June 30, 1999

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

Trips to assess the post-Euro landscape in early 1999 re-affirmed our belief in the region's enormous potential. The trends that had attracted us to European companies remained fully in force, including deregulation and privatization, consolidation and restructuring, a growing commitment to shareholder value and an emerging equity culture. Also, the January 1, 1999, introduction of the European common currency should integrate the European markets in the long-term. In our opinion, the current European economic environment of low inflation, low interest rates and strengthening consumer spending appears to be positive for equities, despite earlier concerns about slower economic growth in the region.

Asia was an entirely different story. Despite the apparent bottoming of Asia's battered economies and the recent strength of its equity markets, we continue to be wary. We fail to see concrete evidence of the broad structural change we believe is needed and remain highly selective about our purchases in this region.

PORTFOLIO CHARACTERISTICS
On June 30, 1999, total net assets in the Fund were $1,123.5 million, the median market cap of the Fund's holdings was $3.7 billion, and its weighted average market cap was $17.6 billion. Based on 1999 estimates, our weighted average P/E is 25x. On June 30, we were 96.9% invested in equities, which we consider fully invested.

Our sector holdings remain broadly diversified. We continue to favor telecommunications. Deregulation, privatization, technological advances and the growing acceptance of the Internet continue to create exceptional opportunities in this sector. Also, we hold numerous companies in Europe's banking and insurance sectors, which we still consider in the early stages of consolidation.

--------------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F1>
--------------------------------------------------------------------------------
SECTOR                                               6/30/99        12/31/98
--------------------------------------------------------------------------------
Basic Materials                                          0.0             0.4
--------------------------------------------------------------------------------
Consumer Cyclical                                       17.9            13.2
--------------------------------------------------------------------------------
Consumer Non-Cyclical                                   11.5            14.4
--------------------------------------------------------------------------------
Energy                                                   0.0             0.1
--------------------------------------------------------------------------------
Financial                                               21.8            25.3
--------------------------------------------------------------------------------
Industrial                                               5.9             7.8
--------------------------------------------------------------------------------
Technology                                               6.2             5.5
--------------------------------------------------------------------------------
Telecommunications Equipment and Services               25.1            23.5
--------------------------------------------------------------------------------
Utilities                                                8.5             6.2
--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                       96.9            96.4
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS                             3.0             9.9
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       99.9           106.3
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                            0.1           (6.3)
--------------------------------------------------------------------------------
TOTAL                                                 100.0%          100.0%
--------------------------------------------------------------------------------

<F1> As a percentage of total net assets as of June 30, 1999, and December 31,
     1998, respectively

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

Yet, in these sectors, only one stock represents more than 3% of net assets.

------------------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F1>
------------------------------------------------------------------------------
COMPANY NAME                         COUNTRY                              %
------------------------------------------------------------------------------
AT&T Canada, Inc.<F2>                Canada                             5.3
------------------------------------------------------------------------------
Colt Telecom Group PLC               United Kingdom                     2.9
------------------------------------------------------------------------------
Securicor PLC                        United Kingdom                     2.8
------------------------------------------------------------------------------
UBS AG                               Switzerland                        2.6
------------------------------------------------------------------------------
Global Telesystems Group, Inc.       Bermuda                            2.6
------------------------------------------------------------------------------
Nortel Networks Corporation          Canada                             2.1
------------------------------------------------------------------------------
Telewest Communications PLC          United Kingdom                     2.1
------------------------------------------------------------------------------
Racal Electronics PLC                United Kingdom                     2.1
------------------------------------------------------------------------------
BIPOP SPA                            Italy                              2.1
------------------------------------------------------------------------------
BCE Inc.                             Canada                             1.9
------------------------------------------------------------------------------
TOTAL                                                                 26.5%
------------------------------------------------------------------------------

<F1> As a percentage of total net assets as of June 30, 1999
<F2> Formerly MetroNet Communications Corp.

------------------------------------------------------------------------------
          TOP5 GAINERS<F3>                    TOP5 LOSERS<F3>
------------------------------------------------------------------------------
SECURITY                        %       SECURITY                        %
------------------------------------------------------------------------------
AT&T Canada, Inc.             128.8     Cap Gemini NV                 -89.5
Nokia Corporation             113.6     Brunel International NV       -53.3
Colt Telecom Group PLC         89.3     Dresdner Bank AG              -21.2
Telewest Communications PLC    86.0     Roche Holding AG              -15.0
Global Telesystems Group, Inc. 67.3     UBS AG                        -11.3
------------------------------------------------------------------------------

<F3> For the year ended June 30, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some smaller holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

Telecommunications stocks accounted for some of the Fund's top performance for the fiscal year. One example that doesn't appear on the Top Gainer list is Energis PLC. This London-based company has performed well. Energis provides telecom services, chiefly for the U.K. business market, including basic and advanced telephony, data communications and connectivity, and customized packages for business-critical applications.

Energis is growing rapidly. In its most recent fiscal year, revenues soared by 70%, helped by an impressive roster of high-profile clients. In 1998, Energis received an award for excellence in service quality and customer care from the Telecoms Managers Association. We believe this recognition enhances the potential to continue attracting and retaining top-quality clients. Also, we see potential for contracts elsewhere in Europe through recently announced joint ventures with Deutsche Telecom, France Telecom and Viridian Group in Northern Ireland. The possibility of an acquisition enhances our view of the company.<F1>

<F1> The profile of Energis PLC is for illustration only and is not intended as a recommendation.

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

OUTLOOK AND STRATEGY
Looking ahead to the next twelve months, we see no reason to change our fundamental strategy. We expect to maintain our commitment to Europe where the convergence of a number of major trends points to extraordinary short- and long-term opportunities.

We can't deny the exceptional long-term potential of Asia and while it's equity markets have exhibited strength in recent months, we're not convinced that the region's underlying problems have been addressed. Weak currencies, fragile banking systems and irresolute governments are hardly the formula for sustained economic recovery. On a highly selective basis, we raised our exposure to Asia from 3.2% to 8.4% during the year. We'll continue to limit our investments to those which meet our growth and valuation parameters.

Ditto for Latin America. Its long-term potential is evident, but for now, many uncertainties persist. While Brazil and Mexico both seem on the mend in recent months, they haven't yet shown the political will for consistent economic change.

As you may have noticed, we ended the year with 15.7% of net assets in Canada and Bermuda. We've found some dynamic companies - chiefly telecom - in these countries, and intend to keep digging for more opportunities.

As always, wherever we invest, we'll stay focused on the strategy that has served us well: to seek high-quality, well-managed growth companies selling at attractive valuations. Thank you for your support of Artisan International Fund. We will continue doing our very best to justify your confidence.

Sincerely,

/s/Mark L. Yockey

Mark L. Yockey
Portfolio Manager

Effective July 1, 1997 the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
MID CAP FUND

Letter to Shareholders - August 20, 1999

THE FUND'S PERFORMANCE
Artisan Mid Cap Fund marked its second anniversary on June 27, 1999, and three days later ended the fiscal year in celebratory fashion by outperforming both its index and peer group for the 12-month period. Since inception the Fund has outperformed its index every quarter.

The Fund returned 35.82% for the 12-month period ended June 30, 1999, outdistancing its benchmark, the S&P 400 MidCap Index and its peer group as measured by the Lipper Mid Cap Index, which rose 17.18% and 13.61%, respectively.

             COMPARATIVE QUARTERLY PERFORMANCE CHART

             ARTISAN       S&P 400           LIPPER
          MID CAP FUND  MID CAP INDEX   MID CAP FUND INDEX
6/27/97    $10,000.00    $10,000.00        $10,000.00
6/30/97    $10,000.00     $9,969.74        $10,040.41
9/30/97    $12,550.00    $11,572.54        $11,455.41
12/31/97   $12,814.41    $11,669.02        $10,912.68
3/31/98    $14,713.64    $12,954.34        $12,293.70
6/30/98    $14,606.94    $12,676.83        $12,244.32
9/30/98    $13,067.61    $10,842.65        $10,046.77
12/31/98   $17,090.24    $13,899.40        $12,431.68
3/31/99    $17,161.65    $13,012.51        $12,529.08
6/30/99    $19,839.44    $14,854.65        $13,910.76


ARTISON MID CAP FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:             35.82%
Since Inception:      40.59%

------------------------------------------------------------------------------------------------------------------------------
                                         1997                                1998                               1999
 QUARTERLY                    -----------------------------------------------------------------------------------------------
 PERFORMANCE                         9/97     12/97         3/98        6/98        9/98       12/98       3/99        6/99
-----------------------------------------------------------------------------------------------------------------------------
ARTISAN MID CAP FUND                 25.5%     2.1%         14.8%       -0.7%       -10.5%     30.8%       0.4%        15.6%
------------------------------------------------------------------------------------------------------------------------------
S&P 400 MidCap Index                 16.1%     0.8%         11.0%       -2.1%       -14.5%     28.2%      -6.4%        14.2%
------------------------------------------------------------------------------------------------------------------------------
Lipper Mid Cap Fund Index            14.1%    -4.7%         12.7%       -0.4%       -17.9%     23.7%       0.8%        11.0%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P 400 MidCap Index and the Lipper Mid Cap Fund Index. The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset weighted return of the 30 largest mid-cap funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

Also, for the periods ended June 30, 1999, Artisan Mid Cap Fund ranked #9 since inception (June 27, 1997) and #28 for one year, based on total return out of 283 and 361 mid-cap funds, respectively, as tracked by Lipper Inc. Put another way, since its inception, the Fund outperformed 96% of its peers.

Two themes emerge from the Fund's successful performance for the fiscal year. One is the sometimes erratic, yet consistently narrow focus of the markets over the past 12 months. The second is how our process held up in response to the investment environment.

First we'll review our security selection process. Then, we'll examine how we fared based on the challenges of the fiscal year, when markets expressed a taste for securities typically not found in the Fund's portfolio.

OUR INVESTMENT APPROACH
We believe the mid-cap universe which we define as stocks we can purchase with market caps of $600 million to $6 billion provides compelling investment opportunities. While mid-caps involve more risk than large-caps, and small-caps offer the potential for greater return than mid-caps, historical performance has shown that mid-caps have provided higher returns than large-caps with less risk than small-caps.<F1>

Because we consider ourselves stock pickers and not momentum players, we assess values of individual companies. We do not seek to predict the direction of the markets as a major element of our process. As we begin our evaluation process we are looking for these attributes.

     - We concentrate on COMPANIES WITH FRANCHISE CHARACTERISTICS. An established franchise can bring a company a major competitive advantage and protect it from some of the effects of competition. Over time, this feature can lead to more stable cash flow and, ultimately, to higher valuations. Examples of "franchise characteristics" are proprietary technology, a leading brand, dominant market share or the position of low-cost producer.

     - A franchise company SELLING AT A MEANINGFUL DISCOUNT TO ITS INTRINSIC VALUE may offer superior long-term investment potential. We define "intrinsic value" as the price a knowledgeable or strategic buyer would pay to own a company's cash flow. Our estimate of this price guides our buying and selling decisions, and we believe, helps to lower overall portfolio risk. We seek to buy at an attractive discount and sell when the stock approaches intrinsic value.

     - A company with franchise characteristics and an attractive valuation may also be EXPERIENCING ACCELERATION IN ITS PROFIT CYCLE. This trend can be driven by an internal catalyst such as restructuring or a new product launch or external factors such as technical innovation or economic change. We try to spot this trend early to achieve better perspective and anticipate consensus opinion, thus investing with greater conviction.

<F1>Performance Numbers Make the Case for Mid-Caps, Journal of Investing, Spring
1994, pages 30-35, by Claudia E. Mott & Michele C. Eschert of Prudential Securities

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

We believe the mid-cap universe - generally less efficient than large-caps, and more mature than small-caps - offers many established companies featuring emerging franchise characteristics or poised to create powerful competitive advantages. Our process often leads us to companies with solid long-term business potential that may be temporarily out-of-favor or misunderstood by the market.

TWELVE MONTH REVIEW
During our fiscal year, the market went through periods of significant volatility. From Russia's meltdown to a decline in U.S. interest rates, there was no lack of events to either spook or spark the markets. One consistent theme throughout most of the period was a preference for large-cap companies and Internet offerings, two factors that created challenges for the Artisan Mid Cap Fund.

As discussed in the Semi-Annual Report dated December 31, 1998, the fiscal year opened in July and August with economic and currency dislocations in emerging markets. The U.S. equity markets responded with a serious decline. We couldn't avoid the retreat, yet managed to outperform our index. We ended our first fiscal quarter with a rally and continued to replace less favored positions with companies that had valuations decline to what we consider an attractive level because of the market drop.

Mid-caps continued to rally through our second fiscal quarter. In October, November and December, investors experienced a sudden return of confidence, as the Federal Reserve took a leadership role in shoring up the markets through monetary policy. Cash flowed into the market, prices surged and our valuation discipline compelled us to take some money off the table and begin to look at cyclical industries.

During the first three months of 1999, strong economic growth created market obsession with accelerated earnings prospects, most notably for large-cap technology stocks and Internet-related issues. In general, neither group is compatible with our investment discipline; however, our focus on accelerating profit cycles enabled us to capture some of the action in the soaring technology sector. Century Communications and Media One are both in the path of burgeoning demand for broadband Internet access. Western Wireless and Centennial Cellular are driven by innovations in wireless communications. Additionally, we experienced some acquisition activity among our holdings, each at a price very close to our assessment of their private market values.

The fiscal year ended with broader participation in the markets. In April, strong earnings reports and indications of economic revival in Asia and Latin America moved the market off its narrow focus on large-caps and the Internet to include mid-caps, small-caps and long-dormant cyclicals. The markets continued to broaden, though somewhat erratically, in May and June.

During the quarter, the Federal Reserve's concern with the inflationary impact of profit growth caused the markets to rotate into economically sensitive industries. The portfolio was well positioned as our investment criteria had led us to a number of companies that benefited.

LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

Our buyouts deserve a special mention. During the fiscal year, our investment process led us to own 10 companies that were bought out, or announced they would be bought out, at premiums to their then-current market values. It was here that our valuation discipline paid off, as strategic buyers confirmed the value that we had identified in these companies. Takeovers help to provide validation that our valuation models are working as expected.

Overall, we were pleased with the fiscal year's results. Our investment discipline was clearly put to the test throughout the 12 months, and it served us well. During the year it provided the Fund with a cushion in down markets, while enabling participation in rallies.

------------------------------------------------------------------------------
           TOP 5 GAINERS<F1>                         TOP 5 LOSERS<F1>
------------------------------------------------------------------------------
  SECURITY                         %      SECURITY                         %
------------------------------------------------------------------------------
  Omnipoint Corporation          93.9     Sirrom Capital Corporation    -43.0
  Western Wireless Corporation   66.5     Safety-Kleen Corporation      -37.9
  Electronics for Imaging, Inc.  54.2     Cadence Design Systems, Inc.  -24.6
  Century Communication Corp.    46.0     Whitman Corporation           -17.3
  American Power Conversion Corp.18.9     Autodesk, Inc.                -11.7
------------------------------------------------------------------------------

     <F1> For the year ended June 30, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

Some of the best illustrations of our investment discipline don't make the Top 5 Gainer list. An example is OUTDOOR SYSTEMS, a solid performer we've owned since the Fund's inception.<F1>

FRANCHISE. Outdoor Systems is the largest operator of billboards in North America. Moreover, precious little new billboard capacity is emerging because of state and local zoning regulations making the company's billboards a scarce asset.

TRENDS. The company's profits accelerated because of several powerful trends in its industry. The consolidation of the billboard industry - driven very much by Outdoor Systems - enabled the company to gain scale in local markets and to offer nationwide exposure and rates, particularly in the top 30 cities. In recent years the industry attracted more business by substituting vinyl for paper which dramatically raised the attractiveness and durability of signage. Finally, Outdoor Systems was able to raise prices. Historically, billboard advertising was priced at a significant discount to newspaper and radio advertising. However, research revealed that billboard ads were seen at least as frequently and carried at least as much impact as other media.

VALUATION. We've always been impressed with this company's management. Early on, they were able to articulate their very clear vision for growth. In laying out their plans for building the company, they enabled us to see real value based on long-term cash flows.

Sad to say, this old friend will be leaving us. In May, Outdoor Systems agreed to be purchased by Infinity Broadcasting, a company that is beyond our investment focus because of its size. So we'd like to give a special thanks to the company's President/CEO, Arturo (Arte) Moreno, for accomplishing what he said he would. His leadership helped the Fund to prosper for two years.

<F1>The profile of Outdoor Systems is for illustration only and is not intended as a recommendation.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

PORTFOLIO CHARACTERISTICS
We ended the fiscal year with 61 holdings spread across most major areas of the economy. Our Top Ten holdings represented 27.4% of net assets. Our median market cap of $2.3 billion, though higher than the June 30, 1998 median of $1.5 billion, was still near the low end of our capitalization range. Based on our 1999 estimates, our weighted average P/E of 12.5x was a bit above our weighted average growth rate of 11.4%. And our median price/intrinsic value was 76%.
--------------------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F1>
--------------------------------------------------------------------------------
COMPANY NAME                       %                                        %
--------------------------------------------------------------------------------
American Power Conversion Corp.   5.0     Zebra Technologies Corporation   2.4
--------------------------------------------------------------------------------
Sybron International Corporation  2.9     Charter One Financial, Inc.      2.4
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc.2.8     Millipore Corporation            2.3
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.        2.5     Omnipoint Corporation            2.3
--------------------------------------------------------------------------------
Universal Foods Corporation       2.5     SPX Corporation                  2.3
--------------------------------------------------------------------------------
                                                      TOTAL              27.4%
--------------------------------------------------------------------------------

<F1> As a percentage of total net assets as of June 30, 1999

On June 30, 1999, the Fund remained broadly diversified by economic sector. We regard it as strategically sound to participate in virtually every aspect of the economy. Doing so also helps to reduce investment risk and to emphasize the area where we add most value...picking stocks.

As we've stressed, attention to valuation is fundamental to our strategy. Given investors' continued passion for large-caps during the year, our discipline led us to opportunities at the smaller end of our cap range. That's where we were able to find the most compelling values.

-----------------------------------------------------------
              SECTOR DIVERSIFICATION (%)<F2>
-----------------------------------------------------------
                               WEIGHTING       WEIGHTING
-----------------------------------------------------------
  INDUSTRY                      6/30/99        12/31/98
-----------------------------------------------------------
 Basic Materials                   6.5            4.0
-----------------------------------------------------------
 Capital Goods                     8.9            4.6
-----------------------------------------------------------
 Conglomerates                     1.3            0.0
-----------------------------------------------------------
 Consumer Cyclical                 5.1            6.3
-----------------------------------------------------------
 Consumer Non-Cyclical             4.6            8.9
-----------------------------------------------------------
 Energy                            5.3            2.0
-----------------------------------------------------------
 Financial                        10.0            8.1
-----------------------------------------------------------
 Healthcare                        5.4            9.3
-----------------------------------------------------------
 Real Estate Investment Trusts     2.2            6.7
-----------------------------------------------------------
 Services                         17.7           10.4
-----------------------------------------------------------
 Technology                       17.5           22.3
-----------------------------------------------------------
 Telecommunications               11.6           10.9
-----------------------------------------------------------
 Transportation                    1.2            1.6
-----------------------------------------------------------
 Utilities                         0.0            0.0
-----------------------------------------------------------
 Other assets less liabilities     2.7            4.9
-----------------------------------------------------------
 TOTAL                           100.0%         100.0%
-----------------------------------------------------------

<F2> As a percentage of total net assets as of June 30, 1999 and December 31, 1998, respectively

------------------------------------------------------
              MARKET CAP DISTRIBUTION<F3>
------------------------------------------------------
       MARKET              ARTISAN       S&P 400
         CAP            MID CAP FUND   MIDCAP INDEX
   (in $ billions)           (%)           (%)
------------------------------------------------------
     $0.0 to 0.5              3.3            0.9
      0.5 to 1.0             16.3            5.7
      1.0 to 2.0             20.3           23.2
      2.0 to 3.0             19.9           20.7
      3.0 to 4.0             13.9           17.4
      4.0 to 5.0             11.8           10.0
      5.0 to 6.0              4.1            7.8
      6.0 to 7.0              3.3            3.5
      7.0 to 8.0              0.0            1.6
        8.0+                  7.1            9.2
------------------------------------------------------
        TOTAL               100.0%         100.0%
------------------------------------------------------

<F3> As a percentage of portfolio equities as of June 30, 1999

LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

LOOKING FORWARD
We see a number of reasons to be optimistic. The domestic economy is very healthy, inflation and interest rates are still low, and many of Asia's economies seem to be on the mend. We believe, too, that the markets - as they did during the second quarter of 1999 should continue their renewed interest in small- and mid-cap stocks.

For our part, we'll continue to follow our investment discipline to seek out long-term growth opportunities. As always, we'll focus on well-managed companies with good franchises, accelerating profit trends and attractive valuations. As we mentioned in our July 1999 Quarterly Update for the Fund, we're pursuing appropriate opportunities among technology companies. We are exploring the telecommunications landscape. The expansion of its infrastructure and the convergence of TV, computers and telephony via broadband intrigue us. And, we believe the deregulation movement in the utilities sector will create compelling opportunities among providers of water, natural gas and electricity.

However, as we've noted before, we're not thematic investors. We're stock pickers. And we choose our stocks within a discipline that we're confident will continue to serve us well. It's a balanced, long-term approach that enables us to be prudently opportunistic in our decisions. This, we believe, is how we can best help your assets grow.

Thank you for investing in Artisan Mid Cap Fund. We'll do our utmost to earn your continued confidence.

Sincerely,

/s/Andrew C. Stephens

Andrew C. Stephens
Portfolio Manager
                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

ARTISAN
SMALL CAP VALUE FUND

LETTER TO SHAREHOLDERS - August 20, 1999

THE FUND'S PERFORMANCE
For Artisan Small Cap Value Fund, the fiscal year that concluded June 30, 1999, ended far better than it started. Small-cap securities seized the attention of the market during the fiscal year's final quarter and the Fund rose 21.4%, its best performance for any quarter since its inception.

                    COMPARATIVE QUARTERLY PERFORMANCE CHART

             Small Cap   Russell 2000
               Value        Index        Lipper SC    Russell 2000
09/29/97    $10,000.00    $10,000.00     $10,000.00    $10,000.00
09/30/97     $9,990.00    $10,058.46     $10,050.73    $10,047.08
12/31/97    $10,310.00     $9,721.63     $10,219.65     $9,460.95
03/31/98    $11,220.00    $10,699.51     $11,073.02    $10,475.12
06/30/98    $11,370.00    $10,200.70     $10,673.17    $10,070.87
09/30/98     $9,078.70     $8,145.69      $8,765.13     $7,916.22
12/31/98     $9,716.55     $9,474.19      $9,560.36     $9,380.10
03/31/99     $9,270.05     $8,960.27      $8,633.62     $8,937.16
6/30/99     $11,258.01    $10,353.73     $10,063.01    $10,264.18

ARTISAN SMALL CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year             -0.98%
Since Inception       6.99%

--------------------------------------------------------------------------------------------------------------------------------
                                            1997                           1998                                 1999
 QUARTERLY                                 -------------------------------------------------------------------------------------
 PERFORMANCE                               12/97         3/98         6/98         9/98       12/98        3/99        6/99
--------------------------------------------------------------------------------------------------------------------------------
 ARTISAN SMALL CAP VALUE FUND               3.2%          8.8%         1.3%       -20.2%       7.0%        -4.6%       21.4%
--------------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index                        -3.3%         10.1%        -4.7%       -20.1%       16.3%       -5.4%       15.6%
--------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Fund Index               -5.8%         10.7%        -3.9%       -21.4%       18.5%       -4.7%       14.8%
--------------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index                   1.7%          8.4%        -3.6%       -17.9%       9.1%        -9.7%       16.6%
--------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Index, the Russell 2000 Value Index and the Lipper Small Cap Fund Index. The Russell 2000 Index is an unmanaged, market-weighted index of 2000 small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

As we review the past 12 months, three themes emerge that are central in discussing the Fund's performance.

     - The preference of the financial markets for large-cap, liquid securities and their avoidance of small-cap issues, especially small-cap securities considered part of the value sector, causing the valuations of many small-caps to plummet seemingly without regard to their earnings performance or intrinsic value.

     - Balancing the review of absolute performance with a discussion of relative results to maintain a long-term perspective on the Fund's investment objective.

     - The significant efforts we made during the second half of the fiscal year to reposition and upgrade the portfolio, and the results of those strategic moves.

In the Semi-Annual Report dated December 31, 1998, we discussed the market's enormous preference for large-caps over small-caps, growth stocks over value, and Internet stocks over just about everything else. This narrow focus on large-caps lasted well into 1999 creating a performance gulf that small-caps were not able to erase in the short-term. As a result, absolute performance for the fiscal year wasn't impressive for the Fund or the small-cap indexes.

For the twelve months ended June 30, 1999, the Russell 2000 Index and Lipper Small Cap Index gained 1.50% and 1.92%, respectively. Artisan Small Cap Value Fund declined 0.98%; however, the Russell 2000 Value Index declined 5.72%. In contrast, for the 12 months ended June 30, 1999, the S&P 500 Index gained 22.77%.<F1>

Several factors led to the market's emphasis on large-caps. For example, many investors feared the economies in the U.S. and Europe would fall into recession because of the continuing financial troubles in many emerging economies. Instead, both showed continued strength, which fueled a rally in cyclical shares late in 1998, profoundly affecting capital goods and commodity-related stocks. Also, the speculative bubble in Internets drained investment assets from small-cap stocks, as did the continued strength of large-cap growth stocks in spite of sluggish earnings, rising interest rate concerns and, in our view, stretched valuations.

Despite an environment generally unfavorable to small-cap value securities, the Fund delivered results. For the first two quarters of 1999, the Fund returned 15.86%, while the Russell 2000 Value Index and the Russell 2000 index posted gains of 5.26% and 9.28%, respectively.

<F1> The S&P 500 Index, an unmanaged index of common stocks with dividends reinvested, is a market-weighted average of 500 large companies.

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

TWELVE MONTH REVIEW
In last year's Annual Report, we suggested the coming year could provide a less friendly environment for our investment style. Indeed, for most of the period the market continued to ignore many small-cap securities until the rally that began in April 1999. Nonetheless, the weaker periods offered us recurring opportunities to invest in attractive companies at bargain prices.

July and August of 1998 proved particularly difficult markets for small-caps. Liquidity concerns surfaced as the primary force driving down small-cap valuations, and would remain the governing factor in segment performance through March 1999. We became active buyers and sellers in the fall of 1998, removing holdings in which we lost conviction and adding positions as opportunities emerged in the areas most affected by the problems abroad. These included energy, steel and other commodity-oriented companies, as well as capital goods manufacturers. In both areas, we made new investments and added to existing positions. The large-cap markets rallied as 1998 ended, with small-cap value securities lagging well behind the already beaten down small-cap sector.

From January through March of 1999, the market continued to favor large-caps, with many less visible small-cap companies suffering valuation declines despite what we considered respectable earnings reports. However, the quarter saw merger and acquisition activity in the small-cap sector, an action we identify as a catalyst to potentially energize interest in small-caps. For example, Pinkertons, a Top Ten holding in January agreed to be purchased by a British concern. We sold it for a premium over the pre-announcement price.

------------------------------------------------------------------------------
            TOP 5 GAINERS<F1>                       TOP 5 LOSERS<F1>
------------------------------------------------------------------------------
  SECURITY                           %       SECURITY                      %
------------------------------------------------------------------------------
  Varlen Corporation                81.6     Esco Electronics Corp.     -47.2
  Pinkertons, Inc.                  47.6     Risk Capital Holdings, Inc.-42.7
  EMCOR Group, Inc.                 45.6     R.G. Barry Corporation     -38.7
  Hilb, Rogal & Hamilton Co.        44.7     Host Marriott Services     -37.8
  Superior National Insurance Group 30.8     Gleason Corporation        -21.7
------------------------------------------------------------------------------

     <F1> For the year ended June 30, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

We continued our effort to upgrade the portfolio on a selective basis. We were able again to move into title insurance companies, a sector we favor at particular prices, as fears of rising interest rates bit into their valuations. Other insurance stocks were also hit hard, enabling us to add to existing holdings.

April brought broader market participation beyond the large-cap and Internet focus. Even long-dormant cyclical securities came to life. The value segment of the small-cap market, companies that we consider undervalued or selling at a discount to the true value of the business, rebounded. The market's interest was sparked by a strengthening domestic economy, the beginnings of economic recovery in emerging markets, and earnings reports - even in small-caps - that were generally better-than-expected.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

The broadening continued through the end of June as the value camp continued to hold its own with respect to the broader markets. The technical factors that had dominated the return recipe all year - size, liquidity, momentum, sponsorship and industry identification - finally gave way to long-term, fundamental investment factors.

This shift in market taste suits us. It also gives us optimism that the markets' valuation structure which we considered out of whack for some time - may be returning to an emphasis on fundamental factors, an approach that could prove beneficial to our investing style.

We believe the changes we made helped to strengthen the portfolio and better position it for positive long-term growth. As the markets continued to discount significantly the small-cap sector, we detected opportunities to add what we considered higher-quality positions to the portfolio. At the same time, some sectors received a short-term bounce in performance that provided us with opportunities to sell positions that achieved their price objectives. Here are a couple of examples.

An addition to the portfolio was CLARCOR, a company that manufactures filtration and packaging products. It has a history of high returns and strong free cash flow. We expect CLARCOR to continue its strategy of acquiring underperforming companies, and to benefit from significant capital spending efforts.

In April the rising prices in energy stocks caused us to eliminate our positions in UTI Energy and Atwood Oceanics when they attained our price objectives. We bought them last winter, when the energy sector was out of favor.

Since December 31, 1998 our sector weightings changed because of realignment activity. We significantly increased our weighting in Consumer Cyclicals, with more modest increases in Basic Materials and Capital Goods. Our heaviest weighting remains Financial, chiefly in the insurance industry. As was true six months ago, we have little exposure to Healthcare, Consumer Non-Cyclical and other sectors where we have difficulty finding companies that met our valuation discipline.

The relative industry weighting reflects our inherent sense of caution. We continue exposure to undervalued sectors of opportunity and are cautious in areas we view as overvalued or likely to be volatile.

--------------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F1>
--------------------------------------------------------------------------------
                              WEIGHTING                            WEIGHTING
--------------------------------------------------------------------------------
 INDUSTRY                 6/30/99 12/31/98   INDUSTRY          6/30/99 12/31/98
--------------------------------------------------------------------------------
 Basic Materials            15.0    12.4     Services
------------------------------------------     Business Services   5.5     5.7
 Capital Goods              14.6    13.5       Consumer Services   8.1    10.5
------------------------------------------
 Consumer Cyclical          10.4     6.1
--------------------------------------------------------------------------------
 Consumer Non-Cyclical       1.5     2.5     Technology            7.8     9.7
--------------------------------------------------------------------------------
 Energy                      5.5     6.0     Transportation        2.1     1.4
--------------------------------------------------------------------------------
 Financial                  22.2    21.8     Utilities             1.7     0.0
--------------------------------------------------------------------------------
 Healthcare                  1.0     1.0     Other assets
------------------------------------------   less liabilities      2.3     6.5
 Real Estate Investment
  Trusts                     2.3     2.9
--------------------------------------------------------------------------------
                                                   TOTAL         100.0%
--------------------------------------------------------------------------------
<F1> As a percentage of total net assets as of June 30, 1999, and December 31,
1998, respectively.
                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

As shown in the prior table, the Fund typically invests its assets broadly across the nation's economy and makes only a commitment it considers appropriate to any individual holding. These aspects of diversification are intended to help reduce the Fund's overall risk, while increasing the importance of stock-picking, where we seek to add the most value to the process.

--------------------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F1>
--------------------------------------------------------------------------------
  COMPANY NAME
--------------------------------------------------------------------------------
  Mueller Industries, Inc.           2.9  Lone Star Industries, Inc.       2.2
--------------------------------------------------------------------------------
  Hilb, Rogal & Hamilton Co.         2.7  White Mountains Insurance Group  2.2
--------------------------------------------------------------------------------
  Gleason Corporation                2.6  Midas, Inc.                      2.2
--------------------------------------------------------------------------------
  EMCOR Group, Inc.                  2.4  Giant Cement Holding, Inc.       2.2
--------------------------------------------------------------------------------
  Stewart Information Services Corp. 2.3  Acceptance Insurance Companies   2.1
--------------------------------------------------------------------------------
  TOTAL                                                                   23.8%
--------------------------------------------------------------------------------
<F1> As a percentage of total net assets as of June 30, 1999.

Varlen Corporation, one of our largest holdings during the year, was not only our biggest percentage gainer but also the biggest contributor to returns. Varlen manufactures railcars and locomotives, as well as components for trucks. We bought this stock in the fall. In early June, Amsted Industries, a private company, made a cash takeover offer of $35. But the market regarded this offer as low and pushed the stock price up over $40. From a risk control standpoint, there was the possibility that no higher offer would be made, and that Amsted would simply back out. So, after considering our price objective and our average cost, we decided to begin reducing our position. Between May 31 and June 30 we reduced our position in Varlen Corporation from 2.6% to 1.1% of total net assets.

PORTFOLIO CHARACTERISTICS
On June 30, 1999, the Fund's net assets were $77.8 million. The portfolio held 79 stocks spread across most economic sectors, and its Top Ten Holdings represented 23.8% of net assets. Based on our 1999 estimates, the Fund's median P/E was 12x and its median price/book value was 1.3x. On average, each holding is followed by only three Wall Street analysts.

INVESTMENT STRATEGY AND OUTLOOK
We're enthusiastic about the upcoming fiscal year. Our optimism is based on our opinions about the resiliency of our investment strategy and recent developments in the market. Let's talk about both.

The Fund invests chiefly in companies with a market capitalization of less than $1.5 billion. From among them, we look for stocks that are significantly underpriced in the marketplace. We generally finds such opportunities in:

   - Turnarounds - companies that appear capable of substantially improving earnings

   - Undiscovered or unsponsored stocks - companies that are not widely followed by analysts

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

   - Companies with hidden assets - undervalued real estate, for example, or unrecognized business lines

   - Companies in the process of change - examples may include new management, new product lines or a cyclical uptrend in its industry

From among these undervalued companies, we look for those firms that provide an additional margin of safety. We undertake in-depth financial analysis, looking for two major attributes:

   - Financial strength - little debt and positive cash flow

   - Favorable economics - good returns on capital and free cash flow

To further limit risk, the portfolio is normally diversified among 60 to 85 stocks, with no individual holding typically exceeding 5% of net assets.

Our recent quarterly performance leads us to believe we are finally being rewarded for remaining true to our strategy of seeking individual companies that we believe the market has discounted. The recent broadening of the market makes us more optimistic about investing in small-caps we consider part of the value sector. That's because we believe the fundamental valuation imbalance between large-caps and small-caps continues to exist. This spread may provide investors with a superior risk/return tradeoff in small-caps, whether the market goes up or down. It wouldn't surprise us to see small-caps continue their outperformance over large-caps that began last quarter. But, fear of inflation accompanied by rising interest rates may be an event that could dampen recent small-cap momentum.Whatever circumstances prevail in the economy or markets, we'll continue to pursue our basic strategy. We'll seek financially sound companies with good economics that are attractively valued.

We're confident in the portfolio we have assembled. Though priced above the giveaway levels of this past March, our stocks are still modestly valued. And, we believe, their underlying companies are good businesses that are financially fit and structured to push values forward over time. We believe that a portfolio of companies like these is set up for good things to happen, and is shielded to a degree from negative developments. In this pursuit, we'll do our best to be nimble, resourceful and prudent.

Thank you for your confidence.

/s/Scott C. Satterwhite

Scott C. Satterwhite
Portfolio Manager

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

ARTISAN
SMALL CAP FUND

SCHEDULE OF INVESTMENTS - June 30, 1999

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      =======
COMMON STOCKS - 98.7%

BASIC MATERIALS - 7.4%
  CHEMICAL MANUFACTURING - 1.5%
     MacDermid, Inc. - specialty chemical manufacturer     54,400  $2,529,600

  CONTAINERS & PACKAGING - 2.6%
     AptarGroup, Inc. - pumps, valves and closures
      for consumer packaging                              114,500   3,435,000
<F1> Gaylord Container Corporation - container
      board manufacturer                                  146,300   1,161,256
                                                                   ----------
                                                                    4,596,256

  IRON & STEEL _ 1.2%
<F1> Steel Dynamics, Inc. - specialty steel producer      139,800   2,162,531

  MISCELLANEOUS FABRICATED PRODUCTS - 2.1%
     Belden, Inc. - manufacturer of specialty
      wire and cable                                       58,500   1,400,344
<F1> Park-Ohio Holdings Corporation - industrial
      products distribution                               127,500   2,159,531
                                                                   ----------
                                                                    3,559,875
CAPITAL GOODS - 3.2%
     MISCELLANEOUS CAPITAL GOODS - 3.2%
     Hussmann International, Inc. - commercial
      food service equipment                              158,000   2,616,875
<F1> Ritchie Bros. Auctioneers, Inc. - used industrial
      equipment auctions                                   47,800   1,822,375
<F1> Service Experts, Inc. - residential heating and
      air conditioning service provider                    48,400   1,061,775
                                                                   ----------
                                                                    5,501,025
CONSUMER NON-CYCLICAL - 3.9%
     BEVERAGES (ALCOHOLIC) - 1.3%
<F1> Beringer Wine Estates Holdings,
      Inc. - wine producer                                 53,200   2,222,763

  FOOD PROCESSING - 1.1%
<F1> Celestial Seasonings, Inc. - specialty teas
      and herbal supplements                               90,900   1,954,350

  PERSONAL & HOUSEHOLD PRODUCTS - 1.5%
<F1> Playtex Products, Inc. - personal care products      171,900   2,675,194

ENERGY - 6.4%
     OIL & GAS OPERATIONS - 2.6%
<F1> Houston Exploration Company - oil and
      gas exploration                                     112,900   2,138,044
<F1> Newfield Exploration Company - oil and
      gas exploration and production                       85,900   2,442,781
                                                                   ----------
                                                                    4,580,825
     OIL WELL SERVICES & EQUIPMENT - 3.8%
<F1> Core Laboratories N.V. - oil field
      analytical services                                 132,600   1,848,113
<F1> Marine Drilling Companies, Inc. - offshore
      contract drilling                                   186,900   2,558,194
<F1> Precision Drilling Corporation - integrated
      oilfield service contractor                         111,600   2,127,375
                                                                   ----------
                                                                    6,533,682

                                                          SHARES      MARKET
                                                           HELD       VALUE
                                                          ======      ======
FINANCIAL - 6.3%
  INSURANCE (LIFE) - 2.7%
<F1> Penn Treaty American Corporation - long-term
      care insurance                                       86,800  $2,088,625
<F1> StanCorp Financial Group, Inc. - group disability
      and life insurance                                   86,000   2,580,000
                                                                   ----------
                                                                    4,668,625
  MISCELLANEOUS FINANCIAL SERVICES - 0.2%
<F1> HealthCare Financial Partners, Inc. -
      specialty finance for healthcare providers           12,000     411,000

  REGIONAL BANKS - 2.4%
     Community First Bankshares, Inc. -
      North Dakota based bank holding company             134,600   3,213,575
     Riggs National Corporation -
      Washington D. C. based bank holding company          48,500     997,281
                                                                   ----------
                                                                    4,210,856
  S&LS/SAVINGS BANKS - 1.0%
     MAF Bancorp, Inc. - suburban Chicago based
      savings and loan association                         73,100   1,772,675

HEALTHCARE - 7.8%
  BIOTECHNOLOGY & DRUGS - 5.3%
     Dexter Corporation - specialty chemicals              57,600   2,350,800
<F1> King Pharmaceuticals, Inc. - branded
      and generic prescription pharmaceutical products     86,800   2,245,950
<F1> Pharmaceutical Product Development, Inc. -
      outsourced drug research                             74,300   2,033,963
<F1> Techne Corporation - specialty manufacturer
      of biological products                              104,300   2,646,612
                                                                   ----------
                                                                    9,277,325
HEALTHCARE FACILITIES - 2.5%
<F1> Alterra Healthcare Corporation - assisted living
      facilities                                          125,400   1,724,250
<F1> Res-Care, Inc. - facilities for mentally
      retarded and disabled persons                       116,100   2,641,275
                                                                   ----------
                                                                    4,365,525
REAL ESTATE INVESTMENT TRUSTS - 3.4%
     Fortress Investment Corporation, 144A -
      specialty real estate investments                   107,625   1,816,172
     HealthCare Financial Partners REIT, Inc.,
      144A - healthcare related real estate investments   228,500   4,113,000
                                                                   ----------
                                                                    5,929,172
SERVICES - 34.4%
  BROADCASTING & CABLE TV - 2.7%
<F1> Emmis Communications Corporation - radio and
      television broadcasting                              43,500   2,147,813
<F1> Young Broadcasting, Inc. - television broadcasting    58,900   2,506,931
                                                                   ----------
                                                                    4,654,744
  BUSINESS SERVICES - 6.3%
<F1> Bell & Howell Company - imaging and information
      services and systems                                 49,100   1,856,594
<F1> ChoicePoint, Inc. - risk management services to
      the insurance industry                               41,100   2,758,837
<F1> F.Y.I. Inc. - document management services            38,300   1,201,662
<F1> Getty Images, Inc. - digital photographic images      83,200   1,570,400
<F1> Heidrick & Struggles International, Inc. -
      executive recruiters                                 37,700     716,300
     Penton Media, Inc. - trade publications and
      trade shows                                         120,900   2,931,825
                                                                   ----------
                                                                   11,035,618
  HOTELS & MOTELS - 1.3%
<F1> Sunterra Corporation - timeshare resorts             157,800   2,199,338

  MOTION PICTURES - 1.0%
<F1> IMAX Corporation - theater projection and
      sound systems                                        81,500   1,833,750

  PERSONAL SERVICES - 2.3%
<F1> Carriage Services, Inc. - funeral homes
      and cemeteries                                       92,700   1,738,125
     Regis Corporation - hair salon operator              121,950   2,339,916
                                                                   ----------
                                                                    4,078,041

                                                         SCHEDULE OF INVESTMENTS
                                                          ARTISAN SMALL CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          =====       ======
SERVICES (CONTINUED)
  RESTAURANTS - 4.5%
<F1> CEC Entertainment, Inc. - Chuck E.
      Cheese restaurants                                   83,100  $3,510,975
     Morrison Health Care, Inc. - food service to
      healthcare institutions                             111,600   2,790,000
<F1> NPC International, Inc. - Pizza Hut franchisee        95,700   1,471,387
                                                                   ----------
                                                                    7,772,362
  RETAIL (APPAREL) - 3.9%
<F1> Buckle, Inc. - teen fashion retailer                  30,500     876,875
<F1> Gymboree Corporation - children's fashion retailer   168,600   1,770,300
<F1> Men's Wearhouse, Inc. - men's fashion retailer        80,000   2,040,000
<F1> Wet Seal, Inc. - teen fashion retailer                73,400   2,101,075
                                                                   ----------
                                                                    6,788,250
  RETAIL (GROCERY) - 3.2%
     Richfood Holdings, Inc. - food distribution
      and supermarkets                                    121,300   2,137,912
<F1> Wild Oats Markets, Inc. - natural
      foods supermarkets                                  115,700   3,510,772
                                                                   ----------
                                                                    5,648,684
  RETAIL (HOME IMPROVEMENT) - 1.2%
<F1> Tractor Supply Company - farm supplies retailer       79,100   2,160,419

  RETAIL (SPECIALTY) - 1.6%
<F1> ShopKo Stores, Inc. - discount department stores      77,880   2,823,150

  SCHOOLS - 2.5%
<F1> Bright Horizons Family Solutions, Inc. -
      corporate day-care centers                          110,400   2,083,800
<F1> ITT Educational Services, Inc. - technical
      colleges                                             89,400   2,329,987
                                                                   ----------
                                                                    4,413,787
  SECURITY SYSTEMS & SERVICES - 2.4%
<F1> Borg-Warner Security Corporation - physical
      and electronic security services                     81,000   1,645,312
<F1> ITI Technologies, Inc. - wireless home
      security systems                                    109,100   2,468,388
                                                                   ----------
                                                                    4,113,700
  WASTE MANAGEMENT SERVICES - 1.5%
<F1> Tetra Tech, Inc. - environmental
      consulting services                                 156,250   2,578,125

TECHNOLOGY - 20.9%
  COMMUNICATIONS EQUIPMENT - 5.9%
<F1> Com21, Inc. - cable modems                            76,400   1,303,575
<F1> Digital Microwave Corporation - wireless
      components                                          126,500   1,612,875
<F1> DSP Communications, Inc. - wireless
      communications chip sets                             54,800   1,582,350
<F1> Excel Switching Corporation - telecommunications
      switching platforms                                  71,030   2,126,461
<F1> PairGain Technologies, Inc. - high speed digital
      subscriber line technology                          150,400   1,729,600
<F1> TEKELEC - data network switching and
      diagnostic systems                                  160,400   1,954,875
                                                                   ----------
                                                                   10,309,736
  COMPUTER PERIPHERALS - 1.2%
<F1> Apex PC Solutions, Inc. - manufacturer of
      switching systems for client/server computing        99,000   2,029,500

  COMPUTER SERVICES - 1.3%
<F1> Diamond Technology Partners, Inc. - technology
      management consulting                               100,200   2,241,975

  ELECTRONIC INSTRUMENTS & CONTROLS - 4.7%
     Applied Power, Inc. - contract manufacturer           87,300   2,384,381
<F1> Littelfuse, Inc. - circuit protection devices        111,800   2,152,150
     Methode Electronics, Inc. - electrical
      connector technology                                 56,400   1,290,150
<F1> Plexus Corporation - contract manufacturer            76,800   2,313,600
                                                                   ----------
                                                                    8,140,281

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      ======
TECHNOLOGY (CONTINUED)
  SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.4%
<F1> Electro Scientific Industries, Inc. - lasers
      and components for semiconductor manufacturing       53,200  $2,222,762
<F1> Photronics, Inc. - photomasks for semiconductor
      manufacturing                                        79,600   1,950,200
                                                                   ----------
                                                                    4,172,962
  SEMICONDUCTORS - 4.0%
<F1> Actel Corporation - field programmable
      logic devices for semiconductor manufacturing        99,700   1,470,575
<F1> Burr-Brown Corporation - analog and mixed
      signal circuits                                      36,100   1,322,163
<F1> Galileo Technology Limited - digital
      semiconductor devices                                46,800   2,120,625
<F1> SMART Modular Technologies, Inc. - memory
      module assembly                                     124,400   2,161,450
                                                                   ----------
                                                                    7,074,813
  SOFTWARE & PROGRAMMING - 1.4%
<F1> AVT Corporation - software based
      computer-telephony solutions                         67,100   2,541,412

TRANSPORTATION - 3.8%
  AIRLINE - 1.6%
<F1> Midwest Express Holdings, Inc. - regional airline     79,600   2,706,400

  RAILROADS - 0.9%
<F1> MotivePower Industries, Inc. - manufacturer
      and contract service for rail and power
      related industries                                   85,300   1,514,075

  TRUCKING - 1.3%
     USFreightways Corporation - less than
      truckload carrier                                    50,400   2,334,150

UTILITIES - 1.2%
  NATURAL GAS UTILITIES - 1.2%
     WICOR, Inc. - gas utility and pump manufacturer       76,000   2,123,250

TOTAL COMMON STOCKS (Cost $152,533,057)                           172,239,801

WARRANTS - 0.0%
  Healthcare Financial Partners REIT,
   expires 4/28/01 (Cost $0)                               91,400           -

                                                           Par        Market
                                                          Amount       Value
                                                         =======      ======
SHORT TERM INVESTMENTS - 1.3%
  Repurchase agreement with State Street Bank
     and Trust Company, 4.0%, dated 6/30/99, due
     7/1/99, maturity value $2,296,255, collateralized
     by $2,347,438 market value U.S. Treasury Bond,
     8.5%, due 2/15/20 (Cost $2,296,000)               $2,296,000   2,296,000
                                                                   ----------
  TOTAL INVESTMENTS - 100.0% (Cost $154,829,057)                  174,535,801

  OTHER ASSETS LESS LIABILITIES - 0.0%<F2>                             20,074
                                                                   ----------

  TOTAL NET ASSETS - 100.0%<F3>                                  $174,555,875
                                                                 ============

 <F1> Non-income producing securities
 <F2> Represents less than 0.1% of total net assets
 <F3> Percentages for the various classifications relate to total net assets

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS - June 30, 1999

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         =======      ======
COMMON AND PREFERRED STOCKS - 96.9%

AUSTRALIA - 2.3%
     Colonial Limited - diversified financial services  2,330,382  $8,303,289
<F1> Cable & Wireless Optus Limited -
      telecommunication services                          600,000   1,360,441
<F1> LibertyOne Limited - internet content provider    15,500,000   8,811,796
     St. George Bank Limited - commercial bank          1,100,000   7,635,127
                                                                  -----------
                                                                   26,110,653
AUSTRIA - 0.7%
     Erste Bank Der Oesterreichischen Sparkassen AG -
      commercial bank                                     130,000   7,409,442

BERMUDA - 2.6%
<F1> Global Telesystems Group, Inc.<F3> -
      telecommunication services                          360,000  29,160,000

BRAZIL - 3.5%
<F1> Celular CRT Participacoes SA -
      telecommunication services                       38,644,300   5,238,425
     Cia de Saneamento Basico de Estado de
      Sao Paulo - water and sewage utility             40,890,000   3,348,800
     Cia Riograndense Telecomunicacoes -
      Preferred - telecommunication services           29,922,700   7,106,747
     Embraer-Empresa Brasileira Aeronautica SA -
      aircraft manufacturer                             1,941,000   3,234,086
     Telecomunicacoes Brasileiras SA (ADR) -
      Preferred - telecommunication services              135,000  12,175,313
     Telesp Celular Participacoes SA (ADR) -
      telecommunication services                          170,000   4,547,500
<F1> Telesp Participacoes SA (ADR) -
      telecommunication services                          175,000   4,003,125
                                                                  -----------
                                                                   39,653,996
CANADA - 13.1%
<F1> AT&T Canada, Inc.<F3> - telecommunication services   938,000  60,090,628
     BCE, Inc. - telecommunication services               435,000  21,196,095
<F1> Call-Net Enterprises, Inc. - Class B -
      telecommunication services                        1,764,200  11,142,316
<F1> Clearnet Communications, Inc. - Class A<F3> -
      telecommunication services                          825,000  11,498,438
     Nortel Networks Corporation<F3> -
      telecommunications equipment                        278,000  24,133,875
     Shaw Communications Inc. - Class B -
      cable television                                    200,000   7,918,506
<F1> Telesystem International Wireless, Inc. -
      telecommunication services                          135,000   2,439,954
     Toronto-Dominion Bank<F3> - commercial bank          200,000   9,066,214
                                                                  -----------
                                                                  147,486,026
DENMARK - 0.1%
     NESA AS - electric utility                             8,438   1,091,575

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      ======
FINLAND - 2.2%
     Helsingin Puhelin Oyj - telecommunication
      services                                            100,000  $4,741,911
     HPY Holding - HTF Holding Oyj -
      telecommunication services                          145,071   3,140,476
     Nokia Corporation (ADR) -
      telecommunication equipment                         100,000   9,156,250
     Sonera Group Oyj - telecommunication services        340,000   7,430,369
                                                                  -----------
                                                                   24,469,006
FRANCE - 8.1%
     Axa - multi-line insurance                            80,000   9,755,967
     Canal Plus - television broadcasting                  39,000  10,939,280
     Cap Gemini SA - information technology services       42,840   6,730,232
     Dexia France - special purpose bank                   60,000   8,028,262
     Groupe Danone - food and beverage producer            58,200  14,998,871
     Havas Advertising SA - advertising                    60,000  12,920,677
     Sopra SA - information technology services            83,555   4,306,635
     Suez-Lyonnaise des Eaux - building and construction   70,000  12,620,700
     Unilog SA - information technology services           21,380  10,863,308
                                                                  -----------
                                                                   91,163,932
GERMANY - 5.5%
<F1> 1&1 Aktiengesellschaft & Co. - advertising services   50,265   5,917,352
     Altana AG - pharmaceuticals                           50,000   2,814,221
     Deutsche Bank AG - money center bank                 261,111  15,921,189
     Dresdner Bank AG - money center bank                 242,000   9,454,752
     KSB AG - Preferred - machinery and pump manufacturer  19,450   2,716,780
     Mannesmann AG - machinery/general industry           118,000  17,601,356
     Marschollek, Lautenschlaeger and Partner AG -
      Preferred - financial services                        4,200   2,000,262
     Marseille-Kliniken AG - healthcare services          193,067   2,666,910
<F1> PrimaCom AG - cable television                        65,000   2,948,232
                                                                  -----------
                                                                   62,041,054
IRELAND - 0.3%
     Ryanair Holdings PLC (ADR) - airline                  56,600   2,999,800

ITALY - 7.6%
     Autogrill SPA - restaurants                        1,558,000  16,044,586
     Autostrade Concessioni e Construzioni
      Autostrade SPA, Roma - transportation services    1,260,000   9,027,156
     Banca Intesa SPA - commercial bank                 1,463,636   7,030,959
     BIPOP SPA - financial services                       540,000  23,129,187
     Class Editori SPA - publishing                       475,000   3,794,818
     Gucci Group NV<F3> - apparel manufacturer             81,000   5,670,000
     Seat Pagine Gialle Saving Shares SPA -
      publishing/advertising company                    8,000,000   6,803,612
<F1> Seat Pagine Gialle SPA - publishing/advertising
      company                                          10,480,790  14,315,466
                                                                  -----------
                                                                   85,815,784

JAPAN - 4.9%
     Fancl Corporation - cosmetics retailer                18,000   3,273,539
     NTT Mobile Communications Network, Inc. -
      telecommunications services                           1,225  16,445,400
     Promise Co. Ltd. - consumer finance                  165,000   9,752,418
     Takefuji Corporation - consumer finance              117,000  12,099,446
     Trans Cosmos, Inc. - outsourcing/information
      technology services                                 180,000  13,094,156
                                                                  -----------
                                                                   54,664,959

                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
LUXEMBOURG - 0.2%                                         ======     =======
     Societe Europeenne des Satellites -
      satellite operator                                   19,600  $2,838,755

MEXICO - 2.3%
<F1> Cifra SA de C.V. Series V - department stores      6,505,000  12,967,236
     Grupo Financiero Inbursa SA de C.V. -
      Class O - brokerage, insurance and
      financial services                                1,826,489   5,810,059
<F1> Seguros Comercial America - Class B -
      multi-line insurance                                927,500   3,491,279
     Sigma Alimentos SA - Class B - food producer       1,270,077   3,097,420
                                                                  -----------
                                                                   25,365,994
NETHERLANDS - 6.0%
     ASR Verzekeringsgroep NV - multi-line
      insurance company                                   130,000   8,569,974
     Athlon Groep NV - automobile leasing                 310,425   7,520,040
     Benckiser NV - Class B - home cleaning products      120,000   6,401,580
     Cap Gemini NV - information technology services      125,000   8,530,286
     Koninklijke KPN NV - telecommunications services     222,500  10,436,070
<F1> MIH Ltd.<F3>- cable television                       241,000   6,386,500
<F1> United International Holdings, Inc. - Class A<F3> -
      cable television                                    292,000  19,746,500
                                                                  -----------
                                                                   67,590,950
NEW ZEALAND - 0.4%
<F1> Contact Energy Limited - electric utility          2,725,000   4,414,820

NORWAY - 0.4%
     P4 Radio Hele Norge ASA - radio stations           1,139,600   4,555,219

POLAND - 0.2%
     Elektrim Spolka Akcyjna SA - electrical products     124,354   1,757,710

PORTUGAL - 0.3%
<F1> Companhia de Seguros Mundial Confianca SA -
      multi-line insurance company                         75,000   2,958,025

SINGAPORE - 0.8%
     Development Bank of Singapore Limited -
      money center bank                                   764,000   9,336,780

SPAIN - 2.7%
     Argentaria, Caja Postal y Banco Hipotecario
      de Espana SA - commercial bank                      348,000   7,924,476
     Banco Santander Central Hispano SA - money
      center bank                                       1,060,000  11,036,283
     Fomento de Construccciones y Contratas SA -
      construction company                                188,000  10,755,892
<F1> Telefonica Publicidad e Informacion SA -
      advertising                                          11,000     219,416
                                                                  -----------
                                                                   29,936,067
SWEDEN - 3.6%
     Celsius AB - Class B - aerospace and defense
      product manufacturer                                330,000   4,159,501
<F1> Icon Medialab International AB - information
      technology services                                  80,000   2,902,580
     Pharmacia & Upjohn, Inc.<F3>- pharmaceuticals        186,000  10,567,125
     Sigma AB - Class B - information technology
      services                                            137,050   1,065,532
     Skandinaviska Enskilda Banken - money center bank 885,000 10,321,004 Telefonaktiebolaget LM Ericsson - Class B -
      telecommunictions equipment                         350,000  11,235,128
                                                                  -----------
                                                                   40,250,870

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
SWITZERLAND - 7.7%                                        ======      ======
<F1> ABB Limited - engineering services                   119,954 $11,300,406
     Julius Baer Holding AG - Class B - commercial bank     4,700  13,388,850
     Nestle SA - diversified foods                          7,550  13,598,836
     Roche Holding AG - pharmaceutical company              1,875  19,267,250
     UBS AG - money center bank                            98,000  29,240,563
                                                                  -----------
                                                                   86,795,905
UNITED KINGDOM - 21.4%
<F1> Cable & Wireless Communications PLC -
      cable television                                  1,120,000  10,768,942
     Cable & Wireless PLC - telecommunication
      services                                            800,000  10,188,882
<F1> Colt Telecom Group PLC - telecommunication
      services                                          1,559,600  32,720,239
<F1> Easynet Group PLC - internet service provider        765,000   6,511,490
<F1> Energis PLC - telecommunication services             615,000  14,696,012
<F1> Future Network PLC - publisher                     1,145,000   7,580,188
<F1> ITG Group PLC - telecommunication equipment           70,300     390,053
<F1> NTL Incorporated*** - cable television               200,500  17,280,594
     Pearson PLC - publisher                              300,000   6,095,360
     Racal Electronics PLC - telecommunication
      equipment                                         3,885,000  23,453,895
     Reckitt & Colman PLC - household products            300,000   3,174,789
     Saatchi & Saatchi PLC - advertising/media
      services                                          2,750,000   9,302,241
     Sainsbury (J) PLC - food retailer                  1,325,000   8,354,127
     Schroders PLC - international merchant
      banking group                                       628,000  12,670,531
     Securicor PLC - security and recruitment
      services                                          3,612,907  31,805,714
<F1> Select Appointments Holdings PLC - employment
      services                                            736,860   8,792,372
<F1> Telewest Communications PLC - cable television     5,235,422  23,457,264
     United News & Media PLC - publisher                  750,000   7,211,345
     WPP Group PLC - advertising agency                   700,000   5,958,226
                                                                  -----------
                                                                  240,412,264

     TOTAL COMMON AND PREFERRED STOCKS (Cost $927,136,938)      1,088,279,586


                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                          ======      =======
SHORT TERM INVESTMENTS - 3.0%
      Repurchase agreement with State Street Bank
      and Trust Company, 4.0%, dated 6/30/99, due
      7/1/99, maturity value $33,545,727,
      collateralized by $34,219,154 market value
      U.S. Treasury Bond, 8.500%, due 2/15/20
      (Cost $33,542,000)                              $33,542,000  33,542,000
                                                                 ------------

     TOTAL INVESTMENTS - 99.9% (Cost $960,678,938)              1,121,821,586

     OTHER ASSETS LESS LIABILITIES - 0.1%                           1,683,013
                                                                 ------------

     TOTAL NET ASSETS - 100.0%<F2>                             $1,123,504,599
                                                               ==============

 <F1> Non-income producing security
 <F2> Percentages for the various classifications relate to total net assets
 <F3> Principally traded in the United States
   (ADR) American Depository Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND

PORTFOLIO DIVERSIFICATION - June 30, 1999

                                           MARKET VALUE  PERCENTAGE
                                          -------------  ----------

   Consumer Cyclical                       $201,271,862     17.9%
   Consumer Non-Cyclical                    128,812,754     11.5%
   Financial                                244,334,337     21.8%
   Industrial                                65,779,998      5.9%
   Technology                                70,209,600      6.2%
   Telecommunications
    (Equipment and Services)                281,871,458     25.1%
   Utilities                                 95,999,577      8.5%
                                          -------------    ------
   TOTAL COMMON AND PREFERRED STOCKS      1,088,279,586     96.9%
   Total short-term investments              33,542,000      3.0%
                                          -------------    ------
   TOTAL INVESTMENTS                      1,121,821,586     99.9%
   OTHER ASSETS LESS LIABILITIES              1,683,013      0.1%
                                          -------------    ------
   TOTAL NET ASSETS                      $1,123,504,599    100.0%
                                         ==============    ======

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
MID CAP FUND

SCHEDULE OF INVESTMENTS - June 30, 1999

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      ======
COMMON STOCKS - 97.3%

BASIC MATERIALS - 6.5%
  CHEMICAL MANUFACTURING - 1.3%
     Sigma-Aldrich Corporation - specialty
      chemical company                                     16,000    $551,000

  CONTAINERS & PACKAGING - 2.7%
<F1> Owens-Illinois, Inc. - beverage packaging
      company                                              18,000     588,375
<F1> Sealed-Air Corporation - specialty
      packaging company                                     9,000     583,875
                                                                   ----------
                                                                    1,172,250
  MISCELLANEOUS FABRICATED PRODUCTS - 1.1%
<F1> SLI, Inc. - lighting products company                 17,500     472,500

  PAPER & PAPER PRODUCTS - 1.4%
     Albany International Corporation - paper machine
      clothing manufacturer                                29,000     603,353

CAPITAL GOODS - 8.9%
  MISCELLANEOUS CAPITAL GOODS - 8.9%
<F1> Mettler-Toledo International, Inc. - precision
      weighing instruments                                 48,000   1,191,833
     Millipore Corporation - commercial
      filtration equipment                                 25,000   1,014,062
<F1> Zebra Technologies Corporation - thermal bar code
      printer manufacturer                                 27,000   1,035,876
     Symbol Technologies, Inc. - manufacturer and
      marketer of scanning products                        16,500     608,438
                                                                   ----------
                                                                    3,850,209
CONGLOMERATES - 1.3%
  Fortune Brands, Inc. - home and office supplies,
      golf equipment, spirits                              13,500     558,562

CONSUMER CYCLICAL - 5.1%
  APPLIANCE & TOOL - 1.0%
     Danaher Corporation - industrial tools and
      process/environmental controls                        7,500     434,698

  AUTO & TRUCK PARTS - 4.1%
     Federal-Mogul Corporation - auto
      parts manufacturer                                   14,500     754,000
<F1> SPX Corporation - diversified industrial
      electrical systems                                   12,000   1,002,000
                                                                   ----------
                                                                    1,756,000
CONSUMER NON-CYCLICAL - 4.6%
  FOOD PROCESSING - 2.5%
     Universal Foods Corporation - diversified color
      and flavor producer                                  52,000   1,100,145

  OFFICE PRODUCTS - 2.1%
<F1> Mail-Well, Inc. - commercial printing and
      mailing holding company                              55,000     891,921

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======     =======
ENERGY - 5.3%
  OIL & GAS OPERATIONS - 2.4%
     Devon Energy Corporation - natural gas and
      exploration company                                  13,000    $465,020
     Dynegy, Inc. - independent power producer
      and energy marketer                                  27,500     560,717
                                                                   ----------
                                                                    1,025,737
  OIL WELL SERVICES & EQUIPMENT - 2.9%
     Halliburton Company - diversified energy services     11,500     520,375
<F1> Weatherford International, Inc. - diversified
      energy services                                      20,500     750,812
                                                                   ----------
                                                                    1,271,187
FINANCIAL - 10.0%
  INSURANCE (ACCIDENT & HEALTH) - 2.0%
<F1> Provident Companies, Inc. - disability insurance      22,000     880,000

  INSURANCE (LIFE) - 0.8%
     American Bankers Insurance Group, Inc. -
      life insurance                                        6,500     353,844

  INSURANCE (MISCELLANEOUS) - 1.7%
     ITT Hartford Group, Inc. - life and
      property insurance                                   12,500     729,276

  INSURANCE (PROPERTY & CASUALTY) - 1.8%
     Ace Limited, Inc. - property and casualty insurance   27,500     777,332

  REGIONAL BANKS - 1.3%
     FirstMerit Corporation - regional bank                20,000     561,250

  S&LS/SAVINGS BANKS - 2.4%
     Charter One Financial, Inc. - savings and loan        37,000   1,028,512

HEALTHCARE - 5.4%
  BIOTECHNOLOGY & DRUGS - 2.5%
<F1> Centocor, Inc. - drugs for heart care                 14,000     655,250
<F1> Covance, Inc. - contract research for
      pharmaceutical industry                              19,000     454,813
                                                                   ----------
                                                                    1,110,063

  MEDICAL EQUIPMENT & SUPPLIES - 2.9%
<F1> Sybron International Corporation - dental
      supplies manufacturer                                45,500   1,254,218

REAL ESTATE INVESTMENT TRUSTS - 2.2%
     Apartment Investment & Management Company -
      apartment owner and operator                         18,000     769,500
     HealthCare Financial Partners REIT, Inc., 144A -
      healthcare related real estate investments           10,500     189,000
                                                                   ----------
                                                                      958,500
SERVICES - 17.7%
  ADVERTISING - 1.5%
<F1> Outdoor Systems, Inc. - billboard operator            18,000     657,000

  BROADCASTING & CABLE TV - 4.7%
<F1> Century Communication Corporation - cable
      systems operator                                     15,500     713,625
<F1> Liberty Media, Class A - cable television
      programming                                          17,000     624,750
<F1> Media One Group, Inc. - cable systems operator         7,000     520,625
<F1> Univision Communications, Inc. - Spanish
      television broadcaster                                3,000     198,000
                                                                   ----------
                                                                    2,057,000

SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      =======
SERVICES (CONTINUED)
  BUSINESS SERVICES - 4.4%
<F1> A.C. Nielsen Corporation - consumer market
      research                                             27,000    $815,721
<F1> Convergys Corporation - billing systems for
      communications companies                             44,000     847,000
<F1> Portal Software, Inc. - billing systems for
      communications companies                              5,000     231,063
                                                                   ----------
                                                                    1,893,784
  MOTION PICTURES - 1.9%
<F1> IMAX Corporation - developer of specialty movies
      and theaters                                         37,000     833,975

  PRINTING & PUBLISHING - 1.6%
<F1> Primedia, Inc. - niche magazines and trade
      journals                                             40,000     677,455

  RECREATIONAL ACTIVITIES - 1.9%
<F1> SFX Entertainment, Inc. - venue operator
      and promotor                                         13,000     832,000

  RETAIL (GROCERY) - 1.7%
     Great Atlantic and Pacific Tea, Inc. -
      grocery store chain                                  22,000     743,590

TECHNOLOGY - 17.5%
  COMPUTER PERIPHERALS - 1.4%
<F1> National Instruments Corporation - industrial
      automation software                                  15,000     605,575

  COMPUTER SERVICES - 4.4%
<F1> NCR Corporation - systems applications                16,000     780,957
<F1> SunGard Data Systems, Inc. - recordkeeping
      software and systems for investment management
      companies                                            32,000   1,102,415
                                                                   ----------
                                                                    1,883,372

  ELECTRONIC INSTRUMENTS & CONTROLS - 6.3%
<F1> American Power Conversion Corporation -
      uninterruptible power supplies                      108,000   2,173,500
<F1> Sanmina Corporation - contract manufacturer for
      electronics industry                                  7,500     569,063
                                                                   ----------
                                                                    2,742,563
  SOFTWARE & PROGRAMMING - 5.4%
<F1> Electronics For Imaging, Inc. - products for
      digital color printing                               16,500     847,687
<F1> InterVu, Inc. - network for streaming
      video/audio delivery                                 15,000     574,688
<F1> Transaction Systems Architects, Inc. - develops,
      markets, installs and supports software
      for e-commerce                                       24,000     936,000
                                                                   ----------
                                                                    2,358,375
TELECOMMUNICATIONS - 11.6%
  COMMUNICATIONS SERVICES - 10.3%
<F1> Citizens Utilities Company - local wireline
      telephone operator                                   20,000     226,538
<F1> Clearnet Communications, Inc. - digital wireless
      telephone operator                                   66,000     919,875
<F1> Covad Communications Group, Inc. -  digital
      subscriber line provider                             11,500     606,657
<F1> Nextlink Communications, Inc. - diversified
      telecommunications                                    3,000     211,473
<F1> Omnipoint Corporation - digital wireless
      telephone operator                                   35,000   1,012,812
<F1> Voicestream Wireless Corporation - digital
      wireless telephone operator                          18,500     526,094
<F1> Western Wireless Corporation - cellular
      phone operator                                       15,500     418,500
<F1> Winstar Communications Company - fixed wireless
      voice and data                                       11,000     536,125
                                                                   ----------
                                                                    4,458,074

SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      =======
TELECOMMUNICATIONS (CONTINUED)
  COMMUNICATIONS EQUIPMENT - 1.3%
<F1> PowerWave Technologies, Inc. - wireless base
      station amplifiers                                   17,000    $547,375

TRANSPORTATION - 1.2%
  MISCELLANEOUS TRANSPORTATION - 1.2%
     CH Robinson Worldwide, Inc. - third party
      logistics provider                                   14,500     532,875

TOTAL COMMON STOCKS (Cost $33,912,820)                             42,163,570

WARRANTS - 0.0%
     Healthcare Financial Partners REIT, expires 4/28/01
     (Cost $0)                                              4,200           -


                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                          ======      ======
SHORT TERM INVESTMENTS - 8.4%
     Repurchase agreement with State Street Bank
      and Trust Company, 4.0%, dated 6/30/99,
      due 7/1/99, maturity value $3,633,404,
      collateralized by $3,708,824 market value
      U.S. Treasury Bond, 8.500%, due 02/15/20,
     (Cost $3,633,000)                                 $3,633,000   3,633,000
                                                                   ----------

TOTAL INVESTMENTS - 105.7% (Cost $37,545,820)                      45,796,570

OTHER ASSETS LESS LIABILITIES - (5.7)%                            (2,476,952)
                                                                   ----------

TOTAL NET ASSETS - 100.0%<F2>                                     $43,319,618
                                                                  ===========

 <F1> Non-income producing securities
 <F2> Percentages for the various classifications relate to total net assets

SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
SMALL CAP VALUE FUND

Schedule of Investments - June 30, 1999

                                                          SHARES      MARKET
                                                           HELD        VALUE
COMMON STOCKS - 97.7%                                     ======      ======

BASIC MATERIALS - 15.0%
  CHEMICAL MANUFACTURING - 3.5%
<F1> American Pacific Corporation - specialty
      chemicals for aerospace and defense                 101,000    $852,188
<F1> CFC International, Inc. - specialty
      chemical coatings                                   100,100   1,076,075
     Terra Industries, Inc. - agricultural chemicals      197,800     791,200
                                                                   ----------
                                                                    2,719,463
  CONTAINERS & PACKAGING - 1.6%
     Greif Brothers Corporation, Class A -
      shipping containers and packaging manufacturer       48,900   1,246,950

  FABRICATED PLASTIC & RUBBER - 0.8%
<F1> Gundle SLT/Environmental, Inc. - landfill
      lining systems                                      137,900     586,075

  IRON & STEEL - 3.7%
     LTV Corporation - integrated steel manufacturer 137,300 918,194 Roanoke Electronic Steel Corporation - fabricated
      steel products                                       59,400   1,032,075
     Schnitzer Steel Industries, Inc., Class A - steel
      scrap processor
     and minimill operation                                42,900     962,569
                                                                   ----------
                                                                    2,912,838
  METAL MINING - 1.6%
     Cleveland Cliffs, Inc. - iron ore supplier            37,900   1,227,013

  MISCELLANEOUS FABRICATED PRODUCTS - 3.8%
<F1> L.B. Foster Company, Class A - rail and
      construction supplies manufacturer                  127,200     747,300
<F1> Mueller Industries, Inc. - plumbing
      products manufacturer                                66,200   2,246,662
                                                                   ----------
                                                                    2,993,962
CAPITAL GOODS - 14.6%
  AEROSPACE & DEFENSE - 0.6%
<F1> Tristar Aerospace Company - aerospace
      products distributor                                 56,000     462,000

  CONSTRUCTION - FIXTURES & SUPPLIES - 1.8%
     Insteel Industries, Inc. - steel wire products
      manufacturer                                        159,800   1,438,200

  CONSTRUCTION - RAW MATERIALS - 4.4%
<F1> Giant Cement Holding, Inc. - cement operations        74,300   1,699,612
     Lone Star Industries, Inc. - cement operations        45,900   1,724,119
                                                                   ----------
                                                                    3,423,731

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      ======
CAPITAL GOODS (CONTINUED)
  CONSTRUCTION SERVICES - 2.4%
     Chicago Bridge & Iron Company NV - engineering
      and construction                                      1,500     $20,906
<F1> EMCOR Group, Inc. - mechanical and electrical
      contractor                                           73,000   1,838,688
                                                                   ----------
                                                                    1,859,594
  MISCELLANEOUS CAPITAL GOODS - 5.4%
     Gleason Corporation - gear manufacturing
      equipment producer                                  118,600   1,993,963
     Lincoln Electric Holdings, Inc. - welding products 5,100 104,550 Regal Beloit Corporation - electrical equipment
      manufacturer                                         34,400     812,700
     Smith Investment Company - multi-industry
      holding company                                      15,600     780,000
     Twin Disc, Inc. - heavy-duty power transmission
      equipment manufacturer                               25,500     511,594
                                                                   ----------
                                                                    4,202,807
CONSUMER CYCLICAL - 10.4%
  APPAREL/ACCESSORIES - 1.4%
     Delta Woodside Industries, Inc. - apparel and
      textiles manufacturer                                45,900     275,400
     Guilford Mills, Inc. - knit textile fabrics
      producer                                             78,400     813,400
                                                                   ----------
                                                                    1,088,800
  AUTO & TRUCK PARTS - 2.7%
     CLARCOR, Inc. - filtration products                   62,400   1,197,300
     Varlen Corporation - railroad equipment               21,900     886,950
                                                                   ----------
                                                                    2,084,250
  FOOTWEAR - 2.1%
     Justin Industries, Inc. - western wear and building
      products                                             28,300     394,431
<F1> R.G. Barry Corporation - specialized comfort
      footwear manufacturer                               150,200   1,239,150
                                                                   ----------
                                                                    1,633,581
  FURNITURE & FIXTURES - 1.1%
<F1> Winsloew Furniture, Inc. - casual furniture
      manufacturer                                         25,000     840,625

  JEWELRY & SILVERWARE - 1.5%
     Jostens, Inc. - manufacturer of recognition products  54,300   1,143,694

  RECREATIONAL PRODUCTS - 1.6%
     Arctic Cat, Inc. - snowmobile and all-terrain
      vehicle manufacturer                                137,000   1,224,438

CONSUMER NON-CYCLICAL - 1.5%
  TOBACCO - 1.5%
<F1> M&F Worldwide Corporation - flavorings producer      143,200   1,136,650

ENERGY - 5.5%
  OIL & GAS OPERATIONS - 5.5%
     Cabot Oil & Gas Corporation, Class A - natural
      gas exploration/production                           53,500     996,438
<F1> Forest Oil Corporation - oil and natural gas
      exploration/production                               68,017     854,464
     Patina Oil & Gas Corporation - oil and natural
      gas exploration/production                          172,800   1,090,800
     Santa Fe Snyder - oil and natural gas
      exploration/production                              151,800   1,157,475
<F1> Tom Brown, Inc. - oil and natural gas exploration     10,100     157,181
                                                                   ----------
                                                                    4,256,358

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      =======
FINANCIAL - 22.2%
  CONSUMER FINANCIAL SERVICES - 2.2%
     White Mountains Insurance Group, Inc. - insurance
      and mortgage banking                                 12,200  $1,720,200

  INSURANCE (LIFE) - 3.1%
     Annuity and Life Re (Holdings) - life and
      annuity reinsurance                                  72,700   1,631,206
     Scottish Annuity & Life Holdings - life and
      annuity reinsurance                                  70,400     756,800
                                                                   ----------
                                                                    2,388,006
  INSURANCE (MISCELLANEOUS) - 4.7%
     Hilb, Rogal & Hamilton Company - insurance broker     95,000   2,125,625
<F1> Superior National Insurance Group - workers
      compensation insurance                               55,900   1,523,275
                                                                   ----------
                                                                    3,648,900
  INSURANCE (PROPERTY & CASUALTY) - 7.6%
<F1> Acceptance Insurance Companies - crop insurance      108,500   1,634,281
     Capital Re Corporation - financial guaranty
      reinsurance                                          47,600     764,575
     Chicago Title Corporation - property title insurer 12,900 460,369 Merchants Group, Inc. - property and casualty
      insurance                                            23,800     532,525
<F1> Risk Capital Holdings, Inc. - reinsurance products
      and services                                         55,500     749,250
     Stewart Information Services Corporation - property
      title insurer                                        85,800   1,812,525
                                                                   ----------
                                                                    5,953,525
  MISCELLANEOUS FINANCIAL SERVICES - 2.5%
     Capital Southwest Corporation - closed-end
      venture capital investment company                   15,800   1,264,000
<F1> Enstar Group, Inc. - financial services
      holding company                                      41,200     643,750
                                                                   ----------
                                                                    1,907,750
  S&LS/SAVINGS BANKS - 2.1%
     John Hancock Bank & Thrift Opportunity -
      closed-end investment company                       132,200   1,255,900
     The Somerset Group, Inc. - investment services        20,900     418,000
                                                                   ----------
                                                                    1,673,900
HEALTHCARE - 1.0%
  BIOTECHNOLOGY & DRUGS - 1.0%
<F1> Quest Diagnostics, Inc. - diagnostic testing
      services                                             29,700     813,037

REAL ESTATE INVESTMENT TRUSTS - 2.3%
     Asset Investors Corporation - manufactured
      housing communities                                  56,500     843,969
     Fortress Investment Corporation, 144A - specialty
      real estate investments                              17,300     291,938
     Healthcare Financial Partners REIT, 144A -
      healthcare related real estate investments           36,000     648,000
                                                                   ----------
                                                                    1,783,907
SERVICES - 13.6%
  ADVERTISING - 4.1%
<F1> Advo, Inc. - direct mail marketing services           78,100   1,620,575
     Grey Advertising, Inc. - advertising agency            4,700   1,565,100
                                                                   ----------
                                                                    3,185,675
  BROADCASTING & CABLE TV - 1.9%
<F1> On Command Corporation - pay-per-view movie services  84,600   1,491,075

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
SERVICES (CONTINUED)                                      ======      ======
  BUSINESS SERVICES - 3.2%
<F1> Craig Corporation, Class A Preference - movie
      theatre owner/operator                               81,200    $573,475
     Duff & Phelps Credit Rating Company - credit
      rating agency                                         3,900     260,813
     Midas, Inc. - automotive repair services              60,000   1,702,500
                                                                   ----------
                                                                    2,536,788
  HOTELS & MOTELS - 0.9%
<F1> Supertel Hospitality, Inc. - economy hotels
      owner/operator                                       58,900     725,206

  PRINTING & PUBLISHING - 0.0%<F3>
     Courier Corporation - book manufacturer                1,300      29,900

  RESTAURANTS - 1.2%
<F1> Host Marriott Services - food and beverage
      concessions operator                                105,300     855,562
<F1> Vicorp Restaurants, Inc. - casual dining
      restaurant operator                                   1,100      19,112
                                                                   ----------
                                                                      874,674
  WASTE MANAGEMENT SERVICES - 2.3%
<F1> Harding Lawson Associates Group - environmental
      and engineering consultants                         105,600     897,600
     Sevenson Environmental Services, Inc. - hazardous
      waste remediation                                    76,000     883,500
                                                                   ----------
                                                                    1,781,100
TECHNOLOGY - 7.8%
  COMPUTER PERIPHERALS - 0.8%
     Astro-Med Inc. - medical instrumentation/specialty
      printers                                             96,800     665,500

  ELECTRONIC INSTRUMENTS & CONTROLS - 2.8%
<F1> Genlyte Group, Inc. - commercial, industrial
      and residential lighting                             59,800   1,341,762
<F1> Powell Industries, Inc. - electrical equipment
      manufacturer                                         89,700     829,725
                                                                   ----------
                                                                    2,171,487
  SCIENTIFIC & TECHNICAL INSTRUMENTS - 0.7%
     Moore Products Company - measurement and
      control instruments                                  24,000     550,500

  SEMICONDUCTORS - 3.1%
<F1> Electroglas, Inc. - semiconductor wafer
      probing equipment                                    39,900     798,000
<F1> FSI International, Inc. - semiconductor
      equipment manufacturer                               98,700     820,444
<F1> Silicon Valley Group, Inc. - semiconductor
      equipment manufacturer                               47,200     793,550
                                                                   ----------
                                                                    2,411,994
  SOFTWARE & PROGRAMMING - 0.4%
<F1>Intelligent Systems Corporation - software and
      healthcare services                                  95,300     297,812

TRANSPORTATION - 2.1%
  MISCELLANEOUS TRANSPORTATION - 2.1%
<F1> Aviall, Inc. - aviation parts distributor             86,030   1,618,439

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                          ======      =======
UTILITIES - 1.7%
  NATURAL GAS UTILITIES - 1.7%
     UGI Corporation - propane and natural gas supplier    64,500   1,302,094

  TOTAL COMMON STOCKS (Cost $73,684,541)                           76,012,498

WARRANTS - 0.0%
     Healthcare Financial Partners REIT, expires 4/28/01
     (Cost $0)                                             14,400         $--

                                                           Par        Market
                                                          Amount       Value
                                                         =======      ======
SHORT TERM INVESTMENTS - 3.1%
  Repurchase agreement with State Street Bank and
     Trust Company, 4.0%, dated 6/30/99, due 7/1/99,
     maturity value $2,407,267, collateralized
     by $2,455,585 market value U.S. Treasury Bond,
     8.500% due 12/15/20 (Cost $2,407,000)             $2,407,000   2,407,000
                                                                   ----------

  TOTAL INVESTMENTS - 100.8% (Cost $76,091,541)                    78,419,498

  OTHER ASSETS LESS LIABILITIES - (0.8)%                            (619,476)
                                                                   ----------

  TOTAL NET ASSETS - 100.0%<F2>                                   $77,800,022
                                                                  ===========

 <F1> Non-income producing securities
 <F2> Percentages for the various classifications relate to total net assets.
 <F3> Represents less than 0.1% of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                    ARTISAN SMALL CAP VALUE FUND

ARTISAN FUNDS, INC.
Statements of Assets and Liabilities - June 30, 1999

                                                       SMALL CAP     INTERNATIONAL        MID CAP           SMALL CAP
                                                          FUND            FUND              FUND           VALUE FUND
                                                       =========     =============        =======          ==========
ASSETS:
Investments in securities, at value                  $174,535,801   $1,121,821,586       $45,796,570      $78,419,498
Cash                                                          160          613,654               760              443
Receivable from investments sold                        4,044,925       32,824,911           689,161          301,071
Receivable from forward currency contracts                      -       25,384,553                 -                -
Receivable from fund shares sold                            8,142        8,268,389         1,051,047          155,364
Interest receivable                                           255            3,727               404              268
Dividends receivable                                       88,354        2,121,737             9,057           60,131
Organizational costs                                       10,396           10,980            17,019           22,988
Receivable from Adviser                                         -                -            29,152                -
Other assets                                                    -            2,005                 -            1,022
                                                     ------------  ---------------      ------------     ------------
TOTAL ASSETS                                          178,688,033    1,191,051,542        47,593,170       78,960,785

LIABILITIES:
Payable for investments purchased                       3,923,672       40,996,522         4,113,713        1,031,041
Payable for forward currency contracts                          -       25,333,558                 -                -
Payable for fund shares redeemed                           25,600          283,328               834               78
Payable for organizational costs                           10,396           10,980            17,019           22,988
Payable for operating expenses                            172,490          805,929           141,986          106,656
Other liabilities                                               -          116,626                 -                -
                                                     ------------  ---------------      ------------     ------------
TOTAL LIABILITIES                                       4,132,158       67,546,943         4,273,552        1,160,763
                                                     ------------  ---------------      ------------     ------------
TOTAL NET ASSETS                                     $174,555,875   $1,123,504,599       $43,319,618      $77,800,022
                                                     ============  ===============       ===========      ===========

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                   $195,135,595     $927,059,446       $33,834,096      $74,305,579
Net unrealized appreciation (depreciation)
 on investments and foreign currency
 related transactions                                  19,706,744      161,028,212         8,250,750        2,327,957
Accumulated undistributed net
 investment income (loss)                                       -        1,876,177                 -                -
Accumulated undistributed net realized
 gains (losses) on investments and foreign
 currency related transactions                       (40,286,464)       33,540,764         1,234,772        1,166,486
                                                     ------------  ---------------      ------------     ------------
                                                     $174,555,875   $1,123,504,599       $43,319,618      $77,800,022
                                                    =============  ===============       ===========      ===========

SUPPLEMENTARY
INFORMATION:
Net assets                                           $174,555,875                        $43,319,618      $77,800,022
  International Shares                                                $943,941,134
  Institutional Shares                                                $179,563,465
Number of shares outstanding                           15,740,076                          2,598,115        7,345,039
  International Shares                                                  50,561,875
  Institutional Shares                                                   9,602,774
Net asset value, offering price
 and redemption price per share                            $11.09                             $16.67           $10.59
  International Shares                                                      $18.67
  Institutional Shares                                                      $18.70
Cost of securities held                              $154,829,057     $960,678,938       $37,545,820      $76,091,541


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Operations - For the Year Ended June 30, 1999

                                                        SMALL CAP      INTERNATIONAL         MID CAP         SMALL CAP
                                                           FUND            FUND               FUND          VALUE FUND
                                                        =========      =============         =======        ===========
INVESTMENT INCOME:
Interest                                                 $490,934         $885,548           $82,956         $139,073
Dividends                                                 897,185   12,395,675<F1>           114,629         481,8240
                                                     ------------  ---------------      ------------     ------------
TOTAL INVESTMENT INCOME                                 1,388,119       13,281,223           197,585          620,897

EXPENSES:
Advisory fees                                           1,980,620        6,718,770           229,384          511,680
Transfer agent fees                                       366,340                            105,815          151,991
  International Shares                                                   1,208,884
  Institutional Shares                                                      21,460
Shareholder communications                                108,994                             14,293           37,380
  International Shares                                                     171,859
  Institutional Shares                                                       8,351
Custodian fees                                             77,618          577,023            27,304           21,516
Accounting fees                                            44,948           79,271            44,514           45,315
Professional fees                                          49,568           91,085            17,976           19,152
Registration fees                                          35,448          216,993            23,914           36,394
Directors' fees                                            15,000           15,000            15,000           15,000
Organizational costs                                       13,951            7,320             5,673           11,235
Other operating expenses                                   25,751           55,424             1,796            4,416
                                                     ------------  ---------------      ------------     ------------
TOTAL OPERATING EXPENSES BEFORE
  AMOUNTS PAID BY THE ADVISER                           2,718,238        9,171,440           485,669          854,079
LESS AMOUNTS PAID BY THE ADVISER                                -                -          (29,152)                -
                                                     ------------  ---------------      ------------     ------------
NET EXPENSES                                            2,718,238        9,171,440           456,517          854,079
                                                     ------------  ---------------      ------------     ------------
NET INVESTMENT INCOME (LOSS)                          (1,330,119)        4,109,783         (258,932)        (233,182)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments                                        (40,422,189)       38,449,100         1,711,886        1,468,035
  Foreign currency related transactions                         -        (677,233)                 -                -
  Futures contracts                                       645,230                -                 -                -
                                                     ------------  ---------------      ------------     ------------
                                                     (39,776,959)       37,771,867         1,711,886        1,468,035
Net increase (decrease) in unrealized
  appreciation on:
  Investments                                        (15,181,024)       79,783,283         7,469,075          651,867
  Foreign currency related transactions                         -        (137,818)                 -                -
                                                     ------------  ---------------      ------------     ------------
                                                     (15,181,024)       79,645,465         7,469,075          651,867
                                                     ------------  ---------------      ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS                       (54,957,983)      117,417,332         9,180,961        2,119,902
                                                     ------------  ---------------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $(56,288,102)     $121,527,115        $8,922,029       $1,886,720
                                                    =============    =============       ===========      ===========

<F1> Net of foreign taxes withheld of $1,526,314.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                             SMALL CAP FUND                    INTERNATIONAL FUND
                                                      ============================        ============================
                                                         YEAR              YEAR              YEAR              YEAR
                                                        ENDED              ENDED             ENDED            ENDED
                                                       6/30/99            6/30/98           6/30/99          6/30/98
                                                      ==========        ==========        ==========       ============
OPERATIONS:
Net investment income (loss)                         $(1,330,119)     $(2,139,789)        $4,109,783       $1,635,707
Net realized gain (loss) on:
  Investments                                        (40,422,189)       42,066,239        38,449,100       28,895,798
  Foreign currency related transactions                         -                -         (677,233)        (991,131)
  Futures contracts                                       645,230                -                 -                -
Net increase (decrease) in unrealized
  appreciation on:
  Investments                                        (15,181,024)        (907,556)        79,783,283       47,423,084
  Foreign currency related transactions                         -                -         (137,818)           22,144
                                                     ------------    -------------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          (56,288,102)       39,018,894       121,527,115       76,985,602

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:                                          -                -
  International Shares                                                                     (944,186)      (4,035,316)
  Institutional Shares                                                                     (257,100)        (823,369)
Net realized gains on investment transactions:       (17,843,098)     (45,736,543)
  International Shares                                                                   (6,509,837)     (23,067,732)
  Institutional Shares                                                                   (1,271,446)      (4,236,936)
                                                     ------------    -------------      ------------     ------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS             (17,843,098)     (45,736,543)       (8,982,569)     (32,163,353)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES               (55,455,086)       43,039,922       513,780,438        3,177,296
                                                     ------------    -------------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (129,586,286)       36,322,273       626,324,984       47,999,545
Net assets, beginning of period                       304,142,161      267,819,888       497,179,615      449,180,070
                                                     ------------    -------------      ------------     ------------
NET ASSETS, END OF PERIOD                            $174,555,875     $304,142,161    $1,123,504,599     $497,179,615
                                                     ============     ============     =============     ============

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - Continued

                                                               MID CAP FUND                   SMALL CAP VALUE FUND
                                                       ===========================       =============================
                                                          YEAR              YEAR             YEAR             PERIOD
                                                          ENDED            ENDED            ENDED             ENDED
                                                         6/30/99          6/30/98          6/30/99         6/30/98<F1>
                                                        =========        ==========       =========        ============
OPERATIONS:
Net investment income (loss)                           $(258,932)        $(72,646)        $(233,182)       $(127,378)
Net realized gain (loss) on investments                 1,711,886        1,907,453         1,468,035        2,628,786
Net increase (decrease) in unrealized
  appreciation on investments                           7,469,075          781,675           651,867        1,676,090
                                                     ------------     ------------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             8,922,029        2,616,482         1,886,720        4,177,498

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
NET REALIZED GAINS ON INVESTMENT TRANSACTIONS         (1,185,407)        (586,078)       (2,325,801)                -

FUND SHARE ACTIVITIES:
NET INCREASE IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES                 22,802,060        8,937,055        31,009,275       43,052,330
                                                     ------------     ------------      ------------     ------------
TOTAL INCREASE IN NET ASSETS                           30,538,682       10,967,459        30,570,194       47,229,828
Net assets, beginning of period                        12,780,936        1,813,477        47,229,828                -
                                                     ------------     ------------      ------------     ------------
NET ASSETS, END OF PERIOD                             $43,319,618      $12,780,936       $77,800,022      $47,229,828
                                                     ============     ============      ============     ============

<F1> For the period from commencement of operations (September 29,1997) through
June 30,1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
FINANCIAL HIGHLIGHTS - For a share outstanding throughout each period

                                    NET ASSET            NET             NET REALIZED         TOTAL INCOME        DIVIDENDS
                    YEAR OR           VALUE          INVESTMENT         AND UNREALIZED        (LOSS) FROM          FROM NET
                    PERIOD          BEGINNING          INCOME           GAIN (LOSS) ON         INVESTMENT         INVESTMENT
                     ENDED          OF PERIOD          (LOSS)            INVESTMENTS           OPERATIONS           INCOME
-----------------------------------------------------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND
                    ---------------------------------------------------------------------------------------------------------
                    6/30/99          $14.66           $(0.08)              $(2.53)              $(2.61)                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/98           15.11            (0.10)                 2.23                 2.13                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/97           14.67            (0.04)                 1.55                 1.51                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/96           11.52            (0.07)                 3.32                 3.25                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/95<F1>       10.00            (0.01)                 1.53                 1.52                  -
                    ---------------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL FUND
                    ---------------------------------------------------------------------------------------------------------
INTERNATIONAL       6/30/99          $16.25         $0.08<F4>                $2.62                $2.70            $(0.04)
SHARES              ---------------------------------------------------------------------------------------------------------
                    6/30/98           14.48          0.06<F4>                 3.04                 3.10             (0.20)
                    ---------------------------------------------------------------------------------------------------------
                    6/30/97           12.08              0.07                 2.44                 2.51             (0.02)
                    ---------------------------------------------------------------------------------------------------------
                    6/30/96<F5>       10.00              0.04                 2.04                 2.08                  -


                    ---------------------------------------------------------------------------------------------------------
INSTITUTIONAL       6/30/99          $16.26         $0.11<F4>                $2.62                $2.73            $(0.05)
SHARES              ---------------------------------------------------------------------------------------------------------
                    6/30/98           14.48          0.09<F4>                 3.04                 3.13             (0.22)


ARTISAN MID CAP FUND
                    ---------------------------------------------------------------------------------------------------------
                    6/30/99          $13.69       $(0.16)<F4>                $4.41                $4.25                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/98           10.00            (0.08)                 4.56                 4.48                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/97<F7>       10.00                 -                    -                    -                  -
                    ---------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                    ---------------------------------------------------------------------------------------------------------
                    6/30/99          $11.37           $(0.03)          $(0.21)<F8>              $(0.24)                  -
                    ---------------------------------------------------------------------------------------------------------
                    6/30/98<F9>       10.00            (0.03)                 1.40                 1.37                  -

<F1> For the period from commencement of operations (March 28, 1995) through
June 30, 1995.
<F2> Not annualized.
<F3> Annualized.
<F4> Computed based on average shares outstanding.
<F5> For the period from commencement of operations (December 28, 1995) through
June 30, 1996.

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                 RATIO OF NET
DISTRIBUTIONS                       NET ASSET                  NET ASSETS       RATIO OF          INVESTMENT
  FROM NET                            VALUE                      END OF         EXPENSES        INCOME (LOSS)      PORTFOLIO
  REALIZED            TOTAL            END         TOTAL         PERIOD        TO AVERAGE         TO AVERAGE        TURNOVER
    GAINS         DISTRIBUTIONS     OF PERIOD      RETURN      (MILLIONS)      NET ASSETS         NET ASSETS          RATE
-----------------------------------------------------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND

-----------------------------------------------------------------------------------------------------------------------------
   $(0.96)          $(0.96)          $11.09       (17.0%)        $174.6          1.37%            (0.67%)          155.38%
-----------------------------------------------------------------------------------------------------------------------------
    (2.58)           (2.58)           14.66          14.7         304.1           1.33             (0.74)           134.67
-----------------------------------------------------------------------------------------------------------------------------
    (1.07)           (1.07)           15.11          11.3         267.8           1.41             (0.73)            87.18
-----------------------------------------------------------------------------------------------------------------------------
    (0.10)           (0.10)           14.67          28.3         400.0           1.52             (0.75)           105.19
-----------------------------------------------------------------------------------------------------------------------------
         -                -           11.52      15.2<F2>          99.3       2.00<F3>         (0.59)<F3>         9.28<F2>
-----------------------------------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL FUND

-----------------------------------------------------------------------------------------------------------------------------
   $(0.24)          $(0.28)          $18.67         17.4%        $943.9          1.38%              0.59%           79.41%
-----------------------------------------------------------------------------------------------------------------------------
    (1.13)           (1.33)           16.25          24.1         414.5           1.45               0.37           109.42
-----------------------------------------------------------------------------------------------------------------------------
    (0.09)           (0.11)           14.48          20.9         449.2           1.61               1.07           103.66
-----------------------------------------------------------------------------------------------------------------------------
         -                -           12.08      20.8<F2>          71.5       2.50<F3>           1.60<F3>        57.00<F2>

-----------------------------------------------------------------------------------------------------------------------------
   $(0.24)          $(0.29)          $18.70         17.6%        $179.6          1.17%              0.68%           79.41%
-----------------------------------------------------------------------------------------------------------------------------
    (1.13)           (1.35)           16.26          24.4          82.6           1.25               0.68           109.42


ARTISAN MID CAP FUND

-----------------------------------------------------------------------------------------------------------------------------
   $(1.27)          $(1.27)          $16.67         35.8%         $43.3      2.00%<F6>        (1.13%)<F6>          202.84%
-----------------------------------------------------------------------------------------------------------------------------
    (0.79)           (0.79)           13.69          46.1          12.8       2.00<F6>         (0.77)<F6>           235.65
-----------------------------------------------------------------------------------------------------------------------------
         -                -           10.00       0.0<F2>           1.8       0.00<F3>           0.00<F3>         0.00<F2>
-----------------------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND

-----------------------------------------------------------------------------------------------------------------------------
   $(0.54)          $(0.54)          $10.59        (1.0%)         $77.8          1.66%            (0.45%)           49.29%
-----------------------------------------------------------------------------------------------------------------------------
         -                -           11.37      13.7<F2>          47.2       1.93<F3>         (0.50)<F3>        52.58<F2>

<F6> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June
30,1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
<F7> For the period from commencement of operations (June 27, 1997) through June
30, 1997.
<F8> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
<F9> For the period from commencement of operations (September 29, 1997) through
June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - June 30, 1999

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of four open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"): Artisan Small Cap Fund ("Small Cap Fund"), Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), and Artisan Small Cap Value Fund ("Small Cap Value Fund"). Small Cap Fund, International Fund, Mid Cap Fund and Small Cap Value Fund commenced operations on March 28, 1995, December 28, 1995, June 27, 1997 and September 29, 1997, respectively.

     Effective July 1, 1997, the International Fund began offering two classes of capital shares, International Shares and International Institutional Shares (Institutional Shares). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class. On July 1, 1997, 3,071,672 shares (with a net asset value of $44,477,811) of International Shares were transferred to Institutional Shares.

     The Small Cap Fund, International Fund International Shares, International Fund Institutional Shares, Mid Cap Fund and Small Cap Value Fund each have 5,000,000,000 shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - Continued

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

          amortized cost which approximates market. The Small Cap Fund, Mid Cap Fund and Small Cap Value Fund each own certain securities which are valued at their fair value as determined using procedures established by the Funds' Board of Directors. Each Fund held fair valued securities in the amount of $5,929,172, $189,000 and $939,938, respectively, representing 3.4%, 0.4% and 1.2%, respectively, of the net assets of each of the Funds.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Futures Contracts - Each Fund is authorized to enter into futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested and there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and there is a risk that the counterparty to the futures contract will not be able to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - Continued

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

     (f) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the -Adviser-), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

      Average Daily Net Assets       Annual Rate
      ------------------------       -----------
      Less than $500 million           1.000%
      $500 million to $750 million     0.975%
      $750 million to $1 billion       0.950%
      Greater than $1 billion          0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Small Cap Fund, Mid Cap Fund and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and the International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.

(4)  ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. Prepaid registration expenses are amortized over twelve months.

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - Continued

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $30 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. Maximum borrowings under the line of credit for the fiscal year ended June 30, 1999 were as follows:

      Fund                 Maximum Borrowings
      ----                 ------------------
      Small Cap Fund                  $-
      International Fund       7,673,495
      Mid Cap Fund                     -
      Small Cap Value Fund        48,321

(6)INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 1999 were as follows:

      Fund                   Security Purchases     Security Sales
      ----                   ------------------     --------------
      Small Cap                 $298,849,368        $367,241,377
      International            1,024,509,575         533,739,883
      Mid Cap                     65,195,028          44,131,332
      Small Cap Value             54,667,037          24,285,740

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(7)  FUND SHARE ACTIVITIES:

Capital share transactions for the Funds were as follows:

                                                                                  INTERNATIONAL FUND
                                                                            ==================================
                                                                              INTERNATIONAL       INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                          SMALL CAP FUND          SHARES               SHARES
=================================================        ==============      =============            ======
Proceeds from shares issued                                $41,079,632        $808,115,881        $108,430,376
Net asset value of shares issued in
  reinvestment of distributions                             17,337,992           7,211,053           1,448,132
Cost of shares redeemed                                  (113,872,710)       (376,463,582)        (34,961,422)
                                                        --------------       -------------       -------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES       $(55,455,086)        $438,863,352         $74,917,086
                                                        ==============       =============       =============

                                                                                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                           MID CAP FUND          VALUE FUND
=================================================         ============          ==========
Proceeds from shares issued                                $31,529,435         $57,373,478
Net asset value of shares issued in
  reinvestment of distributions                              1,156,779           2,161,775
Cost of shares redeemed                                    (9,884,154)        (28,525,978)
                                                          ------------        ------------
Net increase from fund share activities                    $22,802,060         $31,009,275
                                                          ============        ============

                                                                                   INTERNATIONAL FUND
                                                                           ===================================
                                                                              INTERNATIONAL       INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                           SMALL CAP FUND          SHARES              SHARES
==================================================        ==============      =============           ======
Shares sold                                                  3,778,821          47,804,591           6,392,854
Shares issued from reinvestment of distributions             1,753,078             558,569             112,258
Shares redeemed                                           (10,534,310)        (23,304,036)         (1,985,942)
                                                         -------------        ------------         -----------
Net increase (decrease) in capital shares                  (5,002,411)          25,059,124           4,519,170
                                                         =============        ============         ===========

                                                                                  SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                           MID CAP FUND          VALUE FUND
==================================================        ============          ==========
Shares sold                                                  2,275,136           6,026,910
Shares issued from reinvestment of distributions               105,353             253,135
Shares redeemed                                              (715,659)         (3,088,372)
                                                          ------------         -----------
Net increase from fund share activities                      1,664,830           3,191,673
                                                          ============         ===========

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - Continued

(7) FUND SHARE ACTIVITIES (continued):

                                                                                     INTERNATIONAL FUND
                                                                           ====================================
                                                                             INTERNATIONAL         INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1998                           SMALL CAP FUND        SHARES                SHARES
==================================================        ==============     =============            ======
Net asset value of shares transferred                                        $(44,477,811)         $44,477,811
Proceeds from shares issued                                $68,878,543         235,471,219          27,045,257
Net asset value of shares issued in
  reinvestment of distributions                             44,157,727          25,959,795           4,802,555
Cost of shares redeemed                                   (69,996,348)       (287,349,997)         (2,751,533)
                                                          ------------      --------------         -----------
Net increase (decrease) from fund share activities         $43,039,922       $(70,396,794)         $73,574,090
                                                          ============       =============         ===========

                                                                                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1998                           MID CAP FUND          VALUE FUND
==================================================        ============          ==========
Proceeds from shares issued                                $10,983,008         $54,638,155
Net asset value of shares issued in
  reinvestment of distributions                                539,701                   -
Cost of shares redeemed                                    (2,585,654)        (11,585,825)
                                                          ------------        ------------
Net increase from fund share activities                     $8,937,055         $43,052,330
                                                          ============        ============

                                                                                    INTERNATIONAL FUND
                                                                           ====================================
                                                                              INTERNATIONAL        INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1998                           SMALL CAP FUND         SHARES                SHARES
==================================================        ==============     =============             ======
Shares transferred                                                             (3,071,672)           3,071,672
Shares sold                                                  4,616,498          15,876,987           1,835,634
Shares issued from reinvestment of distributions             3,125,105           2,075,110             383,897
Shares redeemed                                            (4,721,885)        (20,392,769)           (207,599)
                                                         -------------        ------------           ---------
Net increase (decrease) in capital shares                    3,019,718         (5,512,344)           5,083,604
                                                         =============        ============           =========
                                                                                 SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1998                            MID CAP FUND         VALUE FUND
=================================================          ============         ==========
Shares sold                                                    912,840           5,232,019
Shares issued from reinvestment of distributions                45,932                   -
Shares redeemed                                              (206,835)         (1,078,653)
                                                            ----------         -----------
Net increase from fund share activities                        751,937           4,153,366
                                                            ==========         ===========

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - Continued

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                 Aggregate       Aggregate
                                   Gross           Gross           Net
                                 Unrealized     Unrealized      Unrealized
                     Cost of    Appreciation   Depreciation    Appreciation
Fund                Securities on Investments on Investments  on Investments
----               ----------- -------------  --------------  --------------
Small Cap         $155,941,617  $24,120,672    $(5,526,488)    $18,594,184
International      965,796,983  210,387,841    (54,363,238)    156,024,603
Mid Cap             38,069,087    7,952,978       (225,495)      7,727,483
Small Cap Value     76,155,503    7,725,292     (5,461,297)      2,263,995

The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and for the International Fund, passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions for the International Fund of $487,619 and security transactions for the Small Cap Fund and Small Cap Value Fund of $9,559,925 and $84,661, respectively, from November 1, 1998 to June 30, 1999 are not recognized for federal income tax purposes until fiscal 2000. Certain Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Small Cap Fund generated $29,613,980 in capital loss carryforwards during the fiscal year ended June 30, 1999. These capital loss carryforwards are available to offset future realized capital gains through June 30, 2007. Small Cap Fund will resume capital gains distributions in the future to the extent gains are realized in excess of the available carryforwards.

(9) OTHER TAX INFORMATION (UNAUDITED):
For the year ended June 30, 1999, ordinary income distributions paid by Small Cap Fund, Mid Cap Fund and Small Cap Value Fund, of 5%, 2% and 9%, respectively, are eligible for the dividend received deduction available to corporate shareholders.

In early 1999, shareholders received information regarding distributions paid to them during the fiscal year ended June 30, 1999. Each Fund hereby designates the following amounts as long term capital gain distributions.

                             Long-Term Capital Gains
                             ------------------------
      Small Cap Fund               $9,324,956
      International Fund            7,920,878
      Mid Cap Fund                      9,526
      Small Cap Value Fund             34,376

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of June 30, 1999; it varies with changes in a Fund's portfolio investments.
--------------------------------------------------------------------------------

PRICE WATERHOUSE COOPERS (LOGO)
--------------------------------------------------------------------------------
PRICE WATERHOUSE COOPERS LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee WI 53202
Telephone (414) 212 1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse Coopers

July 26, 1999

(LOGO)
ARTISAN FUNDS

P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

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